UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Klaviyo, Inc.
(Name of Registrant as Specified in Its Charter)
___________________________________________________
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klaviyo

The only CRM built for B2C

Notice of 2025 Annual Meeting and 2025 Proxy Statement

June 10, 2025

Klaviyo, Inc.
125 Summer Street, 6th Floor
Boston, Massachusetts 02110
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2025
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (together with any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of Klaviyo, Inc., a Delaware corporation, will be held on
Tuesday, June 10, 2025 at 11:00 a.m., Eastern Time. The Annual Meeting will be held virtually via live webcast at
www.virtualshareholdermeeting.com/KVYO2025.
The items of business are:

Proposal		Board’s Voting Recommendation

(1)
To elect three nominees for Class II directors: Ed Hallen, Michael
Medici, and Roxanne Oulman, each to hold office until our annual meeting of stockholders in 2028 and until their successor is duly elected and qualified, or until their earlier death, resignation, or removal.
“FOR”

(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	“FOR”

(3)	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	“FOR”

(4)	To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.	“1 YEAR”
The foregoing items of business are more fully described in the proxy statement for the Annual Meeting (the “Proxy
Statement”) accompanying this Notice of Internet Availability of Proxy Materials (the “Notice”). We also will transact any other business that may properly come before the Annual Meeting. At this time we are not aware of any such additional matters.
On or about April 23, 2025, we expect to mail the Notice to our stockholders containing instructions on how to access the
Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual
Report”). The Notice provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail. The Proxy Statement and our 2024 Annual Report can be accessed directly at
www.proxyvote.com using the control number located on your Notice, on your proxy card, or in the instructions that accompanied the proxy materials.
Our Board of Directors has fixed the close of business on April 15, 2025 as the record date for the Annual Meeting. Only holders of record of shares of our Series A common stock or Series B common stock as of the close of business on April
15, 2025 are entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors,
Landon Edmond
Chief Legal Officer, General Counsel, and Secretary
Boston, Massachusetts
April 23, 2025
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are voted during the Annual Meeting by signing and returning a proxy card or by using our internet or telephonic voting system. Even if you have voted by proxy, you may still vote online if you attend the Annual
Meeting. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank, or other nominee, and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that nominee.
Klaviyo, Inc.
125 Summer Street, 6th Floor
Boston, Massachusetts 02110
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m., Eastern Time, on Tuesday, June 10, 2025
Our Board is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (together with any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of Klaviyo, Inc., a Delaware corporation, for the purposes set forth in this proxy statement for the Annual Meeting (this “Proxy Statement”). The Annual Meeting will be held virtually via live webcast on the internet on June 10, 2025 at 11:00 a.m., Eastern Time. The Notice of Internet Availability
of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on
Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) is expected to be mailed on or about
April 23, 2025 to all stockholders entitled to vote at the Annual Meeting. If you held shares of our Series A common stock or Series B common stock at the close of business on April 15, 2025 (the “Record Date”), you are invited to virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/KVYO2025 and vote on the proposals described in this
Proxy Statement.
In this Proxy Statement, we refer to Klaviyo, Inc. as “Klaviyo,” “the Company,” “we,” “us,” or “our” and the board of directors of Klaviyo as our “Board.” The 2024 Annual Report accompanies this Proxy Statement. You also may obtain a paper copy of the 2024 Annual Report without charge by following the instructions in the Notice.
The information provided in the section titled “Questions and Answers About the Annual Meeting” in this Proxy Statement is for your convenience only and is merely a summary of the information contained elsewhere in this Proxy Statement. You should read this entire Proxy Statement carefully.
Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

FISCAL YEAR 2024 IN REVIEW
Business Overview
In 2012, Klaviyo co-founders Andrew Bialecki and Ed Hallen saw a frustrating pattern: consumer brands were sitting on mountains of data but couldn’t use it to personalize experiences or drive revenue. Other software solutions were not purpose-built to unite data, analytics, and marketing. So they built it. Today, over 167,000 customers worldwide use
Klaviyo not just to sell but to create lifelong customer relationships.
A data-first platform from day one. Now a unified CRM built for B2C brands.
2012: Klaviyo is founded as a customer database.
2013: Email marketing launches.
2018: Marketing attribution and optimization launches.
2021: SMS marketing launches.
2023: Reviews and CDP launch.
2025: Klaviyo announces B2C CRM: unifying data, marketing, service, and analytics.
Financial Highlights
Fiscal year 2024 was a highly successful year as we delivered strong top-line and cash flow growth, demonstrating our ability to grow efficiently.
•Revenue. Fiscal year 2024 revenue was $937 million, an increase of 34% year-over-year.
•Operating Margin. Fiscal year 2024 operating margin was (9.0)%, up from (47.4)% a year ago. Fiscal year 2024 non-GAAP operating margin was 12%, up from 11.2% a year ago.
•Cash Flow. Cash generated by operations for fiscal year 2024 was $166 million, an increase of 39% year-over-
year. Total cash and cash equivalents as of December 31, 2024 was $881 million.
See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.

klaviyo

INTRODUCING

Klaviyo B2C CRM

$1B
annual revenue run rate crossed in Q4 FY24

+34%
YoY revenue growth in FY24

+46%
YoY growth in $50K+ ARR customers* in FY24

+41%
APAC & EMEA YoY revenue growth in FY24

Q4 customer additions and expansions

BARK BOX · Clarks · corepower YOGA · DKNY

* See the section of this Proxy Statement titled “Select Defined Terms” for a definition of customers generating over
$50,000 of ARR.

PROPOSAL ONE
ELECTION OF DIRECTORS
Number of Directors; Board Structure
Our Board consists of nine directors. Our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms.
Our directors are divided into the three classes as follows:
•the Class I directors are Andrew Bialecki, Ping Li, and Tony Weisman, whose terms will expire at the annual meeting of stockholders to be held in 2027;
•the Class II directors are Ed Hallen, Michael Medici, and Roxanne Oulman, whose terms will expire at the Annual
Meeting; and
•the Class III directors are Jennifer Ceran, Chano Fernandez, and Susan St. Ledger, whose terms will expire at the annual meeting of stockholders to be held in 2026.
Each director’s term will continue until the election and qualification of their successor, or their earlier death, resignation or removal.
Nominees
At the recommendation of the Nominating and Corporate Governance Committee of our Board (our “Nominating and
Corporate Governance Committee”), our Board has nominated Ed Hallen, Michael Medici, and Roxanne Oulman for re-
election as Class II directors at the Annual Meeting. If re-elected, each of Mr. Hallen, Mr. Medici, and Ms. Oulman will serve as a Class II director until the annual meeting of stockholders to be held in 2028 and until their successor is elected and qualified, or until their earlier death, resignation or removal. Each of the nominees is a current Class II director and member of our Board. For information concerning the nominees, see the section titled “Information Regarding Director
Nominees and Current Directors.”
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee named above. If any nominee is unable or unwilling to serve as a director at the time of the Annual meeting, the persons named as proxies may vote for a substitute nominee proposed by our Board.
Alternatively, the proxies may vote only for the remaining nominees, leaving a vacancy on our Board. Our Board may fill a vacancy at a later date or reduce the size of our Board. Our management has no reason to believe that any of the nominees will be unwilling or unable to serve if re-elected as a director.
Vote Required
Directors are elected by a plurality of the votes properly cast at the Annual Meeting. Accordingly, the three nominees receiving the highest number of “FOR” votes will be elected. If nominees are unopposed, election requires only a single
“FOR” vote. Any shares voting “WITHHOLD” will have no effect on the outcome of the election of the nominees. Broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF ED HALLEN, MICHAEL
MEDICI, AND ROXANNE OULMAN AS A CLASS II DIRECTOR.

INFORMATION REGARDING DIRECTOR NOMINEES AND CURRENT DIRECTORS
The following table sets forth, for the Class II director nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, their names, ages, independence, and certain other information, as well as their membership on our committees, as of April 15, 2025:
Legend: C = Chair; M = Member

Director Experience and Qualifications
The matrix below summarizes what our Board believes are desirable types of experience, qualifications, attributes and skills possessed by the Class II director nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting because of their particular relevance to our business and strategy. The following matrix does not encompass all experience, qualifications, attributes or skills of our director nominees.
Set forth below is biographical information for the Class II director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes, or skills that led our Board to recommend them for board service.

Nominees for Election at the Annual Meeting
Ed Hallen
Co-founder & Chief Strategy Officer, Klaviyo
Age: 43
Director Since: 2012
Committees: None
Experience:
Mr. Hallen is a co-founder and has served as Chief Strategy Officer of Klaviyo since November 2024. Prior to that, Mr.
Hallen held various roles within the Company from September 2012 to July 2016, before returning to the Company in July
2021 as our Chief Product Officer. Mr. Hallen is also the co-founder of Team Engine, a text-first human resources and operations platform, which he founded in January 2018 and served as Chief Executive Officer until April 2021. Prior to founding Klaviyo, Mr. Hallen served as Principal at Applied Predictive Technologies, a business analytics software company, from August 2004 to April 2010. Mr. Hallen holds a B.S. in Systems Engineering from the University of
Virginia and an M.B.A. from the Massachusetts Institute of Technology’s Sloan School of Management.
Qualifications:
We believe that, as a co-founder and one of our largest stockholders, Mr. Hallen is qualified to serve as a member of our
Board because of his knowledge of our company and our business, his experience building our company and serving in various leadership roles, and his insight into our corporate strategy as our Chief Strategy Officer.
Other Current Public Company Boards: None
Michael Medici
Managing Director, Summit Partners L.P.
Age: 46
Director Since: 2019
Committees: Compensation Committee, Member
Experience:
Mr. Medici is a Managing Director of Summit Partners, L.P., a private equity firm, where he has been employed since
2005. Mr. Medici has served as a director at Markforged Holding Corporation (NYSE: MKFG), an additive manufacturing company, since July 2021, and previously served as a director at MarkForged, Inc., prior to it becoming a public company, from March 2019 to July 2021. Mr. Medici also serves or has served as a director of several private companies. Mr. Medici holds a B.S. in Finance and International Business from Georgetown University.
Qualifications:
We believe that Mr. Medici is qualified to serve as a member of our Board because of his extensive business experience and his past and current experience serving as a director of publicly traded companies.
Other Current Public Company Boards: Markforged Holding Corporation (NYSE: MKFG)

Roxanne Oulman
Former Executive Vice President & Chief Financial Officer, Medallia, Inc.
Age: 53
Director Since: 2023
Committees: Audit Committee, Member
Experience:
Ms. Oulman served as Executive Vice President and Chief Financial Officer of Medallia, Inc. ("Medallia") from November
2018 to June 2022. Medallia, a cloud-based customer experience management software company, was acquired by Thoma
Bravo in October 2021. From November 2016 to September 2018, Ms. Oulman served as Executive Vice President and
Chief Financial Officer of CallidusCloud, an enterprise software and SaaS company acquired by SAP SE in April 2018.
Ms. Oulman also held various leadership positions at CallidusCloud from May 2013 to November 2016. From June 2011 to October 2012, Ms. Oulman served as Interim Chief Financial Officer at Thoratec Corporation, a biomedical device company, and from 2004 to 2011, she held several other financial leadership positions at Thoratec Corporation. Ms.
Oulman currently serves as a director at Western Digital Corporation (NASDAQ: WDC) and various private companies, and formerly served as a director at CalAmp Corp. (NASDAQ: CAMP), a data intelligence and cloud services software company, from August 2018 to July 2024. Ms. Oulman holds a B.S. in Accounting from Minnesota State University,
Mankato and an M.B.A. from the University of the Pacific’s Eberhardt School of Business.
Qualifications:
We believe that Ms. Oulman is qualified to serve as a member of our Board because of her proven leadership skills, financial and business expertise, and experience as a chief financial officer of publicly traded companies, as well as her service as a director of a publicly traded company.
Other Current Public Company Boards: Western Digital Corporation (NASDAQ: WDC)

Directors Continuing in Office Until the Annual Meeting of Stockholders to Be Held in 2026
Jennifer Ceran
Former Chief Financial Officer, Smartsheet, Inc.
Age: 61
Director Since: 2021
Committees: Audit Committee, Chair; Nominating and Corporate Governance
Committee, Member
Experience:
Ms. Ceran served as Interim Chief Financial Officer of Klaviyo from November 2021 to May 2022. Ms. Ceran also previously served as Chief Financial Officer of Smartsheet Inc. (“Smartsheet”), a productivity and project management software development company, from September 2016 to January 2021. Prior to joining Smartsheet, Ms. Ceran served as
Chief Financial Officer at Quotient Technology, Inc., a marketing platform company, from September 2015 to September
2016, and as Vice President of Finance at Box, Inc., a cloud content management platform, from October 2012 to
September 2015. From April 2003 to August 2012, Ms. Ceran served in various leadership capacities at eBay Inc., a global commerce and consumer payment platform, including as Vice President of Finance. Ms. Ceran currently serves as a director at Riskified Ltd. (NYSE: RSKD), NerdWallet, Inc. (NASDAQ: NRDS), and various private companies, and is a former director at Plum Acquisition Corp I (NASDAQ: PLMIU). Ms. Ceran holds a B.A. in Communications and French from Vanderbilt University and an M.B.A. in Finance and Accounting from the University of Chicago’s Booth School of
Business.
Qualifications:
We believe that Ms. Ceran is qualified to serve as a member of our Board because of her valuable financial and business expertise and years of experience as chief financial officer of a publicly traded company, as well as her service as a director of publicly traded companies.
Other Current Public Company Boards: Riskified Ltd. (NYSE: RSKD), NerdWallet, Inc. (NASDAQ: NRDS)
Chano Fernandez
Co-CEO, Eightfold.ai
Age: 55
Director Since: 2023
Committees: Compensation Committee, Chair
Experience:
Mr. Fernandez currently serves as Co-CEO for Eightfold.ai, a Talent Intelligence management AI platform. He previously served as Co-Chief Executive Officer of Workday, Inc. (NASDAQ: WDAY) (“Workday”) from August 2020 to December
2022 and as a director of Workday from April 2021 to December 2022. Mr. Fernandez also served as Workday’s Co-
President from February 2018 to August 2020, Executive Vice President, Global Field Operations from February 2017 to
February 2018, and President, EMEA and APJ from January 2014 to February 2017. Prior to joining Workday, Mr.
Fernandez served as Senior Vice President and Head of Innovation Sales at SAP EMEA, an enterprise application software company, from January 2007 to December 2013. He also previously served as Vice President of EMEA Sales at Infor, Inc., a founding partner and General Manager at Blue C, and a senior consultant for McKinsey & Company. Mr. Fernandez holds a B.S. in Physics from the University of Salamanca and an M.B.A. from the Instituto de Empresa, both in Spain.
Qualifications:
We believe that Mr. Fernandez is qualified to serve as a member of our Board because of his extensive management and leadership experience and experience as a Co-Chief Executive Officer and director of a publicly traded company.
Other Current Public Company Boards: None

Susan St. Ledger
Former President, Worldwide Field Operations, HashiCorp, Inc.
Age: 60
Director Since: 2023
Committees: Compensation Committee, Member
Experience:
Ms. St. Ledger served as President, Worldwide Field Operations at HashiCorp, Inc. (NASDAQ: HCP) (“Hashicorp”), a
cloud infrastructure automation company, from July 2023 to March 2025, when Hashicorp was acquired by International
Business Machines Corporation (NYSE: IBM). She also served as a director at Hashicorp from November 2019 to March
2025. From February 2021 to January 2023, Ms. St. Ledger served as President, Worldwide Field Operations at Okta, Inc.
(NASDAQ: OKTA) (“Okta”), an access management company. Ms. St. Ledger previously served as President, Worldwide
Field Operations at Splunk Inc. (NASDAQ: SPLK) (“Splunk”), a data analytics company, from October 2017 to January
2021 and was Senior Vice President and Chief Revenue Officer at Splunk from May 2016 to October 2017. From August
2012 to March 2016, Ms. St. Ledger served as Chief Revenue Officer, Marketing Cloud at Salesforce.com, Inc. (NYSE:
CRM) (“Salesforce”), a provider of enterprise cloud computing software. Ms. St. Ledger served as President of Buddy
Media, Inc., a social media marketing platform, from March 2012 to August 2012 until its acquisition by Salesforce.
Previously, Ms. St. Ledger served in various senior sales management roles at Salesforce and Sun Microsystems, Inc., a provider of network computing infrastructure solutions. Ms. St. Ledger holds a B.S. in Computer Science from the
University of Scranton.
Qualifications:
We believe that Ms. St. Ledger is qualified to serve as a member of our Board because of her extensive management and leadership experience and prior experience as a director of a publicly traded company.
Other Current Public Company Boards: None
Directors Continuing in Office Until the Annual Meeting of Stockholders to Be Held in 2027
Andrew Bialecki
Co-Founder, Chairperson & Chief Executive Officer, Klaviyo, Inc.
Age: 39
Director Since: 2012
Committees: None
Experience:
Mr. Bialecki is a co-founder and Chief Executive Officer (“CEO”) of Klaviyo. Prior to founding Klaviyo, Mr. Bialecki served as Chief Technology Officer of RockTech, a sales and marketing software company, from April 2011 to June 2012,
Senior Engineer at Performable, a marketing software company, from July 2010 to March 2011, and Lead Engineer at
Applied Predictive Technologies, a business analytics software company, from September 2007 to June 2010. Mr. Bialecki holds a B.A. in Physics, Astronomy and Astrophysics from Harvard University.
Qualifications:
We believe that, as a co-founder and one of our largest stockholders, Mr. Bialecki is qualified to serve as a member of our
Board because of his knowledge of our company and our business, his experience building and leading our company, and his perspective into corporate matters as our CEO.
Other Current Public Company Boards: None

Ping Li
Partner, Accel
Age: 52
Director Since: 2020
Committees: Nominating and Corporate Governance Committee, Member
Experience:
Mr. Li is a partner at Accel, a venture capital firm, where he has worked since 2004. Mr. Li served as a director of Tenable
Holdings, Inc. (NASDAQ: TENB) from October 2012 to May 2021. Mr. Li also serves or has served as a director of several private companies. Mr. Li received an A.B. in Economics from Harvard University and an M.B.A from Stanford
University.
Qualifications:
We believe that Mr. Li is qualified to serve as a member of our Board because of his extensive business experience in the technology sector and his past and current experience serving as a director of publicly traded companies.
Other Current Public Company Boards: None
Tony Weisman
Chief Executive Officer, SnapPoint LLC
Age: 65
Director Since: 2021
Committees: Nominating and Corporate Governance Committee, Chair; Audit
Committee, Member
Experience:
Mr. Weisman is the founder of SnapPoint LLC, a marketing agency, and has served as its Chief Executive Officer since
December 2019. Mr. Weisman previously served as Chief Marketing Officer of Dunkin’ Brands Group, Inc., a global coffee and doughnut restaurant chain, from September 2017 to December 2019. Mr. Weisman also held senior executive positions at Digitas, a global marketing agency, from January 2007 to September 2017, including as the Chief Executive
Officer of Digitas North America from March 2013 to September 2017. Mr. Weisman was a director of Cardlytics, Inc.
(NASDAQ: CDLX), a digital advertising company from October 2014 to October 2023. Mr. Weisman holds a B.A. in
Political Science from Brown University.
Qualifications:
We believe that Mr. Weisman is qualified to serve as a member of our Board because of his extensive experience in the marketing industry and experience as a director of a publicly traded company.
Other Current Public Company Boards: None

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Our Series A common stock is listed on the New York Stock Exchange (the “NYSE”) and our Board has adopted and applied the standards established by the NYSE to determine the independence of each of its directors. Our Board has affirmatively determined that, except for Andrew Bialecki and Ed Hallen, each of our directors is “independent” as that term is defined under the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”)
and the listing standards of the NYSE. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the information provided by each director concerning his or her background, employment, and affiliations, the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Person
Transactions.”
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the
Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the NYSE.
Board Leadership Structure
Our Nominating and Corporate Governance Committee periodically considers the leadership structure of our Board and makes recommendations to our Board as it deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and chief executive officer are held by the same person, our Board will fill the position of “lead independent director.”
Currently, our Board believes that it is in the best interests of our company and our stockholders for our CEO, Andrew
Bialecki, to serve as both our CEO and Chairperson given his knowledge of our company and industry and his strategic vision. Because Mr. Bialecki has served and continues to serve in both these roles, our Board has appointed Tony Weisman as our lead independent director. As our lead independent director, Mr. Weisman is responsible for calling and presiding over separate meetings of the independent directors and also works with the chairperson of our Board to establish meeting agendas, review and recommend committee memberships for our Board, lead discussions on the performance of the chief executive officer, and, in coordination with the Nominating and Corporate Governance Committee, oversee succession planning for the chief executive officer.
Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.
Role of Board of Directors in Risk Oversight
Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic, and reputational risk.
Meetings of the Board of Directors and Stockholders
Our business and affairs are managed by our management under the direction of our Board. Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board.
Our Board held five meetings (including regularly scheduled and special meetings) during the fiscal year ended December
31, 2024. For the fiscal year ended December 31, 2024, each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the period that he or she served. We encourage our directors to attend our annual meetings of stockholders. All of our directors attended our 2024 annual meeting of stockholders.
As required under applicable NYSE listing standards, our non-management directors also meet in regularly scheduled executive sessions at which only non-management directors are present. During the fiscal year ended December 31, 2024,

our non-management directors met in executive session four times. Tony Weisman, our lead independent director, presided over these executive sessions.
Information Regarding Committees of the Board of Directors
Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, and may establish other committees from time to time. The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.
Audit Committee
The principal duties and responsibilities of the Audit Committee of our Board (our
“Audit Committee”) include, among other things:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing our financial statements and our critical accounting policies and practices;
•reviewing our quarterly earnings press releases and financial information and earnings guidance provided to stockholders, analysts, and rating agencies;
•reviewing the adequacy of our internal controls;
•reviewing our policies on risk assessment and risk management;
•reviewing related-party transactions;
•approving or, as required, pre-approving, all audit and all permissible non-audit services to be performed by the independent registered public accounting firm; and
•overseeing the performance and independence of our internal audit function.
Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. A copy of the charter of our Audit Committee is available on our website at investors.klaviyo.com.

Compensation Committee
The purpose of the Compensation Committee of our Board (our “Compensation

Members
Chano Fernandez (Chair)
Michael Medici
Susan St. Ledger

Number of meetings in fiscal 2024:
6

All Committee members are independent and are "non-employee directors" as defined under the Exchange Act.

Committee”) is to discharge the responsibilities of our Board relating to compensation of our executive officers and non-employee directors. The principal duties and responsibilities of our Compensation Committee include, among other things:
•reviewing, approving and determining, or making recommendations to our Board regarding, the compensation of our executive officers, including any long-term incentive components of our compensation programs, any employment agreements, severance arrangements, and change in control agreements or provisions, and any special or supplemental benefits;
•reviewing and making recommendations to our Board regarding the compensation of non-employee directors;
•approving the retention of compensation consultants or other advisers;
•administering our equity-based plans;
•reviewing and approving, or making recommendations to our Board regarding, incentive compensation and equity-based plans; and
•overseeing administration of all incentive compensation and equity-based plans for our employees.
Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. A copy of the charter of our Compensation Committee is available on our website at
investors.klaviyo.com.
Processes and Procedures for Compensation Decisions
Our Compensation Committee is primarily responsible for overseeing our overall compensation structure, policies, and programs, and reviewing our processes and procedures for the consideration and determination of director and executive officer compensation. In addition, the primary objective of our Compensation Committee is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve our corporate goals and strategies, and the alignment of the interests of management with the long-
term interests of our stockholders. Our Compensation Committee considers recommendations from our CEO regarding the compensation of our executive officers other than himself.
Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers. During the fiscal year ended December 31, 2024, our Compensation
Committee retained Compensia, Inc. (“Compensia”), a compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our Compensation Committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensia does not provide any non-compensation related services to us and maintains a policy that is specifically designed to prevent any conflicts of interest.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee, namely Chano Fernandez, Michael Medici, and Susan St. Ledger,
who served on the compensation committee during the fiscal year ended December 31, 2024, is, or has been, an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our
Board or Compensation Committee.

Nominating and Corporate Governance Committee
The principal duties and responsibilities of our Nominating and Corporate Governance
Committee include, among other things:
•identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
•evaluating the performance of our Board, its committees, and management;
•reviewing developments in corporate governance practices;
•evaluating the adequacy of our corporate governance practices; and
•developing and making recommendations to our Board regarding corporate governance guidelines and matters.
Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our Nominating and Corporate Governance Committee is available on our website at
investors.klaviyo.com.
Identifying and Evaluating Director Nominees
Our Board is responsible for nominating members for election to our Board by our stockholders at the annual meeting of stockholders. Our Board is also responsible for filling vacancies on our Board that may occur between annual meetings of stockholders. Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating, and recommending candidates to serve as directors of our company to our Board in accordance with the committee’s charter, our policies, our amended and restated certificate of incorporation, our amended and restated bylaws (our
“Bylaws”), our Corporate Governance Guidelines, and the requirements of applicable law.
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director candidates. Candidates may be recommended to our Nominating and Corporate Governance Committee by directors, officers, employees, stockholders, or third parties. Our Nominating and Corporate Governance Committee may gather information about director candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that our Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. In addition, our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
When evaluating director nominees, our Board and Nominating and Corporate Governance Committee may take into consideration a number of factors including, among other things, the current size, composition, and needs of our Board and the respective committees of our Board, Klaviyo’s current operating requirements, the candidates’ character, integrity, judgment, independence, skills, education, areas of expertise, business acumen, corporate experience, length of service, understanding of our business and industry, understanding of fiduciary responsibilities, potential conflicts of interest, and other commitments. Our Board and Nominating and Corporate Governance Committee evaluate the foregoing factors, among others, and do not assign any particular weighting or priority to any of the factors. In the case of incumbent directors whose terms of office are set to expire, our Board reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
Our Nominating and Corporate Governance Committee regularly assesses the appropriate size, composition, and needs of the Board and its respective committees and the qualifications of candidates in light of these needs. Based on the results of the evaluation process, our Nominating and Corporate Governance Committee recommends director candidates to our
Board for consideration and approval as director nominees for election.
Our Board believes that diverse perspectives and backgrounds in its membership is important to serving the long-term interests of our stockholders. To that end, in identifying potential independent director candidates, our Nominating and
Corporate Governance Committee will include candidates with diverse perspectives and backgrounds as it deems appropriate given the current needs of our Board and our company.
Stockholder Recommendations for Nominations to the Board of Directors
Stockholders may recommend director candidates for general consideration by our Nominating and Corporate Governance
Committee by submitting the proper information, including the candidate’s name, business and residence addresses, biographical data, and number of Klaviyo shares held. A stockholder that wishes to recommend a candidate for election to our Board may send a letter directed to our Secretary at Klaviyo, Inc., 125 Summer Street, 6th Floor, Boston,
Massachusetts 02110, Attention: Secretary. Additional information regarding the process and required information to properly and timely submit stockholder nominations for candidates for membership on our Board is set forth in our Bylaws and Corporate Governance Guidelines.
Communications with the Board of Directors
Stockholders and other interested parties may communicate with our Board, as a whole, and with individual directors on our Board by mail addressed to the intended recipient in care of our company’s Secretary at our headquarters address at
125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary, or by email to secretary@klaviyo.com.
We will forward any such communication to our Board or the appropriate director or directors, to the extent appropriate.
Our Chief Legal Officer will review these communications and reserves the right not to forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of our company, or are deemed to be solicitations, advertisements, surveys, “junk” mail, or mass mailings.
Corporate Governance Guidelines and Code of Conduct
Our Board has adopted corporate governance guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a code of conduct that applies to all of our employees, directors, and officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions.
The full text of our Corporate Governance Guidelines and Code of Conduct is available on our website at
investors.klaviyo.com/governance/governance-documents/ under “Corporate Governance Guidelines” and “Code of
Conduct,” respectively, and may also be obtained without charge by contacting our Secretary at Klaviyo, Inc., 125 Summer
Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary. Any substantive amendments to or waivers of the
Code of Conduct relating to the executive officers or directors of the Company will be disclosed promptly on our website, as required under applicable NYSE and SEC rules. During the fiscal year ended December 31, 2024, we did not grant any waivers from any provision of our Code of Conduct.
Insider Trading Policies and Procedures
Our Board has adopted an insider trading policy and related Rule 10b5-1 trading plan policy governing the purchase, sale and other dispositions of our securities by our directors, officers, employees, and their affiliated persons that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards applicable to us.
Our insider trading policy prohibits the following transactions in our company securities: short sales, the purchase or sale of derivative securities or hedging transactions, the use of our company securities as collateral subject to margin calls, and the pledge of our company securities as collateral for loans, as these types of transactions can create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in company securities. The policy also prohibits tipping (i.e., disclosing material nonpublic information about the company to others who may trade on the basis of that information).
We have adopted an additional policy that governs when our directors, executive officers, and others may adopt written securities trading plans, known as Rule 10b5-1 plans. These plans are intended to take advantage of a safe harbor provided under SEC rules from liability for violating federal antifraud prohibitions that proscribe certain insider trading, including
Section 10(b) of the Exchange Act. A qualifying Rule 10b5-1 plan may only be entered into when the individual is not in possession of material nonpublic information about the company and must authorize a broker or other third-party administering the plan to buy or sell our securities on a periodic basis pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. Such 10b5-1 plan may only be amended or terminated in certain circumstances. Our policy provides that all Rule 10b5-1 plans must comply with SEC rules applicable to the Rule 10b5-1 safe harbor and provides additional requirements and limitations applicable to plans. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.
Our insider trading policy and related Rule 10b5-1 trading plan policy is filed as Exhibit 19.1 to the 2024 Annual Report.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Our non-employee director compensation policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors.
Under our non-employee director compensation policy, each director who is not an employee is entitled to receive cash retainers for services on our Board and its committees, as set forth below:

Annual Retainer ($)
Board of Directors:
Member	33,000
Additional retainer for lead independent director	19,000
Audit Committee:
Member (other than chair)	10,000
Chair	20,000
Compensation Committee:
Member (other than chair)	7,500
Chair	15,000
Nominating and Corporate Governance Committee:
Member (other than chair)	4,250
Chair	8,500
All cash retainers are paid quarterly in arrears and prorated for partial years of service.
In addition, our non-employee director compensation policy provides that, upon initial election to our Board, each non-
employee director will be granted a restricted stock unit (“RSU”) award with a fair market value of $400,000 (the “Initial
Grant”). The Initial Grant will vest in equal installments on the first, second, and third anniversaries of the grant date, subject to continued service as a director through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual RSU award with a fair market value of $200,000 (the “Annual Grant”). The Annual Grant will vest in full upon the earlier of (i) the first anniversary of the grant date and (ii) the date of our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of our company.
Any director who is also an employee of our company does not receive additional compensation for their service as a director beyond the compensation they receive for serving as our employee.
We will reimburse all reasonable out-of-pocket expenses incurred by our non-employee directors in attending meetings of our Board and committees thereof.
Under our non-employee director compensation policy, the aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director in a calendar year period for services as a non-
employee director cannot exceed $1,000,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to our Board and $750,000 for any other calendar year.

Director Compensation Table
The following table sets forth information regarding compensation awarded to, earned by, or paid to each person who served as a non-employee member of our Board during the fiscal year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any cash compensation, make any equity awards or non-equity awards, or pay any other compensation to any of the non-employee members of our Board in 2024 for their services as members of our Board. During the fiscal year ended December 31, 2024, Andrew Bialecki, our CEO, and Ed Hallen, our
Chief Strategy Officer, both served as members of our Board as well as employees. Mr. Bialecki and Mr. Hallen did not receive any additional compensation for their services as members of our Board and therefore are not included in the table below. The total compensation earned by or paid to Mr. Bialecki is presented in the “Summary Compensation Table” in the section titled “Executive Compensation.”

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Jennifer Ceran	57,250	192,652	249,902
Chano Fernandez(3)	46,833	192,652	239,485
Ping Li(4)	—	—	—
Michael Medici(4)	—	—	—
Roxanne Oulman	43,000	192,652	235,652
Susan St. Ledger	40,500	192,652	233,152
Tony Weisman(5)	64,648	192,652	257,300
_______________
(1)The amounts reported represent the aggregate grant date fair value of the RSU awards granted to our non-employee members of our Board during the fiscal year ended December 31, 2024, calculated in accordance with the Financial Accounting Standards Board (“FASB”), Accounting Standards
Codification (“ASC”) Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in note 2 to our audited consolidated financial statements included in the 2024 Annual Report. The amounts reported in this column do not reflect the actual economic value that may be realized by the directors.
(2)The following table presents the aggregate number of unvested stock awards held by our non-employee directors as of December 31, 2024.

Name	Number of Unvested Stock Awards Held as of December 31, 2024
Jennifer Ceran	8,532
Chano Fernandez	55,199
Ping Li	—
Michael Medici	—
Roxanne Oulman	55,199
Susan St. Ledger	55,199
Tony Weisman	8,532
(3)Mr. Fernandez was appointed as the chair of our Compensation Committee on February 26, 2024, after serving as a member of our Compensation
Committee until that date.
(4)Mr. Li and Mr. Medici each elected to waive his right to receive any non-employee director compensation.
(5)Mr. Weisman was appointed as a member of our Audit Committee on August 1, 2024.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board is submitting the appointment of Deloitte to our stockholders for ratification at the Annual Meeting. Deloitte has served as our independent registered public accounting firm since 2021.
Although ratification of the appointment of Deloitte by our stockholders is not required by our Bylaws or otherwise, our
Board is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance. In the event that the appointment of Deloitte is not ratified by our stockholders, our Audit Committee will consider the outcome of the vote in determining whether or not to retain Deloitte for the fiscal year ending December 31,
2025. Even if the appointment is ratified by our stockholders, our Audit Committee, in its sole discretion, may appoint a different independent registered public accounting firm for the fiscal year ending December 31, 2025 at any time if our
Audit Committee believes that such a change would be in the best interests of Klaviyo and its stockholders.
A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses, and is also expected to be available to respond to appropriate questions from stockholders.
Pre-Approval Policies and Procedures
We have adopted a policy under which our Audit Committee must pre-approve all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Our Audit Committee may pre-approve our independent registered public accounting firm to perform a specific project, set of services, or transaction for our company or certain categories of services for our company. As part of its review, our Audit Committee also considers whether the categories of pre-approved services are consistent with the SEC’s rules on auditor independence. Our Audit Committee has pre-approved all services provided by our independent registered public accounting firm since the pre-approval policy was adopted prior to our initial public offering (“IPO”).
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents the fees billed by Deloitte and its affiliates for professional services rendered with respect to the fiscal years ended December 31, 2024 and 2023.

	Fiscal Year Ended December 31,
	2024	2023
	(in thousands)
Audit Fees(1)	$2,669	$3,840
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$626	$399
All Other Fees(4)	$6	$6
Total Fees	$3,301	$4,245
_______________
(1)“Audit Fees” consist of fees for professional services provided in connection with the audit of our annual financial statements, review of our quarterly financial statements, and statutory and regulatory filings or engagements. For the fiscal year ended December 31, 2023, this category also included fees for services provided in connection with our IPO.
(2)“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Deloitte did not provide any such services during the fiscal years ended December 31,
2024 and 2023.
(3)“Tax Fees” consist of fees for professional services provided for tax compliance, tax advice, and tax planning.
(4)“All Other Fees” consist of fees for professional services provided other than the services classified under the above categories.
Vote Required
The affirmative “FOR” vote of a majority of the votes properly cast at the Annual Meeting is required to ratify the appointment of Deloitte. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31,
2024 with management. The Audit Committee has also reviewed and discussed with Deloitte & Touche LLP, Klaviyo’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301,
Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).
The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. Based on the foregoing, the
Audit Committee has recommended to the Board that the audited financial statements be included in Klaviyo’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2024 and be filed with the SEC.
Members of the Audit Committee:
Jennifer Ceran (Chair)
Roxanne Oulman
Tony Weisman
The information contained in this report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to
Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this report shall be deemed to be incorporated by reference into any filing of Klaviyo under the Securities Act or the
Exchange Act through any general statement incorporating by reference in its entirety this Proxy Statement in which this report appears, except to the extent that Klaviyo specifically incorporates this report or a portion of it by reference.

PROPOSAL THREE
NON-BINDING ADVISORY VOTE
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are providing our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and
Consumer Protection Act of 2010 and Section 14A of the Exchange Act.
This say-on-pay vote gives our stockholders the opportunity to express their views on our named executive officers’
compensation as a whole. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the related compensation philosophy, policies, and practices described in this Proxy Statement.
The compensation of our named executive officers subject to this proposal is disclosed in the section titled “Executive
Compensation—Compensation Discussion and Analysis,” the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.
Accordingly, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers of Klaviyo, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”
Because this is an advisory vote, the result of this vote is not binding on us, our Board, or our Compensation Committee in any way. As such, the results of this vote will not be construed to create or imply any change to the fiduciary duties of our
Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to our management and our Board, and, accordingly, our Board and our Compensation Committee intend to consider the results of this vote in making future determinations regarding compensation arrangements for our named executive officers.
Vote Required
The affirmative “FOR” vote of a majority of the votes properly cast at the Annual Meeting is required to approve, on a non-binding advisory basis, of the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS,
OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE OFFICERS
The following table sets forth, for our executive officers, their ages and position held with us as of April 15, 2025:

Name	Age	Position
Andrew Bialecki	39	Chief Executive Officer, Co-Founder, and Chairperson
Amanda Whalen	50	Chief Financial Officer
Steve Rowland	56	President
Landon Edmond	54	Chief Legal Officer and General Counsel
Carmel Galvin	56	Chief People Officer
Biographical information for Andrew Bialecki is included above with the director biographies in the section titled
“Information Regarding Director Nominees and Current Directors.”
Amanda Whalen has served as our Chief Financial Officer since May 2022. From July 2017 to March 2022, Ms. Whalen held various senior leadership roles at Walmart Inc., a global omnichannel retailer, including most recently as Executive
Vice President and Chief Financial Officer of Walmart International. From 2008 to 2017, Ms. Whalen served as a finance and strategy executive in various industries, and from 1997 to 2008 she was with Bain & Company, a global management consulting firm. Ms. Whalen holds a B.A. in Comparative Literature from Princeton University and an M.B.A. from the
Massachusetts Institute of Technology’s Sloan School of Management.
Steve Rowland has served as our President since July 2023. Prior to joining Klaviyo, Mr. Rowland served as Chief
Revenue Officer of Okta from March 2021 to June 2023. Mr. Rowland also served as Vice President, Americas at Splunk
Inc. (NASDAQ: SPLK), a data analytics company, from August 2019 to March 2021, and as President of DataStax, Inc., a
cloud database solutions company, from October 2015 to August 2019. He previously held various executive leadership and advisory roles at other technology companies, including NodeSource, Inc., Apigee Corp., Blue Coat Systems LLC, and
BMC Software Inc., and was a director of Figure Eight Inc. Mr. Rowland currently serves as a director of Dynatrace, Inc.
(NYSE: DT), a software intelligence and automation company, and is an Executive Advisor and Limited Partner at Forté
Ventures, an Atlanta, Georgia based venture capital firm. Mr. Rowland holds a B.S. in Engineering from Texas A&M
University.
Landon Edmond has served as our Chief Legal Officer and General Counsel since December 2020. Prior to joining
Klaviyo, Mr. Edmond served in a variety of leadership positions at SAP SE, an enterprise application software company, from May 2012 to December 2020, including as Senior Vice President and General Counsel. Prior to its acquisition by
SAP SE in 2012, Mr. Edmond served in various leadership roles, including as General Counsel, at Ariba, Inc., a spend management software company, from May 2000 to April 2012. Since October 2020, Mr. Edmond has served on the advisory board of the Santa Clara University School of Law. Mr. Edmond holds a B.A. in Sociology from the University of
South Florida and a J.D. from the Santa Clara University School of Law.
Carmel Galvin has served as our Chief People Officer since April 2024. Prior to joining Klaviyo, Ms. Galvin served as
Chief People Officer of Stripe, Inc., a financial services and technology company, from January 2021 to January 2024. Ms.
Galvin also served as Chief Human Resources Officer and Senior Vice President, People and Places at Autodesk, Inc.
(NASDAQ: ADSK), a multinational software company, from March 2018 to January 2021, and as Chief Human Resources
Officer and Senior Vice President at Glassdoor, Inc., a job listing platform, from April 2016 to February 2018. She previously held various executive leadership roles at other technology companies, including Advent Software, Inc.,
Deloitte New-venture Accelerator, Front Arch, Inc., Moody’s Analytics and Barra, Inc. Ms. Galvin currently serves as a director of OPENLANE, Inc. (NYSE: KAR), a technology company that provides digital marketplaces for used vehicles.
Ms. Galvin holds a B.A. from Trinity College Dublin and M.S. in Business (Human Resources) from University College
Dublin.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis section describes our 2024 executive compensation program for our named executive officers, as defined in SEC rules. It also describes the material elements of our fiscal year 2024 executive compensation program, provides an overview of our executive compensation philosophy, including our principal compensation policies and practices, and analyzes how and why our Compensation Committee arrived at specific compensation decisions.
Our named executive officers for the fiscal year ended December 31, 2024 were:
This Compensation Discussion and Analysis section is organized in the following sections:
•Section 1 - Executive Summary
•Section 2 - Executive Compensation Objectives, Policies & Practices
•Section 3 - 2024 Executive Compensation Program
•Section 4 - Other Features of Our Executive Compensation Program
Section 1 - Executive Summary
Our executive compensation program aims to align compensation with performance and encourage the accomplishment of strategic goals that generate value for our shareholders. We are dedicated to the continuous review and improvement of our executive compensation program.
Our Business
We founded Klaviyo in 2012 to provide businesses of all sizes with powerful technology that captures, stores, analyzes, and predictively uses their own data to drive measurable, high-value outcomes. At that time, our co-founders Andrew
Bialecki and Ed Hallen saw a frustrating pattern: consumer brands were sitting on mountains of data but struggled to use it effectively to create personalized experiences and drive revenue. Other software solutions were not purpose-built to unite data, analytics, and marketing. So they built it.
Klaviyo began as a database designed for speed, flexibility, and unlimited data storage. Building upon this robust data infrastructure, we developed smart applications, initially focusing on marketing where we revolutionized email practices.
Our innovation shifted the industry paradigm away from batch and blast practices with a fast, data-rich marketing tool.
Over time, we enhanced our marketing automation suite to incorporate SMS, reviews, AI-powered tools, and additional functionalities. In February 2025, we announced Klaviyo B2C CRM.
Today, Klaviyo is the first and only CRM built for B2C brands. Powered by our built-in data platform and AI insights,
Klaviyo combines marketing automation, analytics, and customer service into one unified solution, making it easy for businesses to know their customers and grow faster. Klaviyo helps brands deliver 1:1 experiences at scale, improve efficiency, and drive revenue. Over 167,000 customers worldwide use Klaviyo not just to sell but to create lifelong customer relationships.

Fiscal Year 2024 Financial and Business Highlights
2024 was a successful year for Klaviyo as we continued to execute on our strategic growth levers and deliver efficient growth at scale. The following highlights provide context for executive compensation decisions during the fiscal year ended December 31, 2024.
See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.
The below figures highlight progress made executing key strategic growth priorities in 2024:
See the section of this Proxy Statement titled “Select Defined Terms” for definitions of customers, NRR, and customers generating over $50,000 of ARR.

Key Actions for Fiscal Year 2024 Executive Compensation
Chief Executive Officer
Our Compensation Committee took the following key actions relating to the compensation of Andrew Bialecki, our CEO for the fiscal year ended December 31, 2024:

Compensation Element	Fiscal Year 2024 Design and Rationale
Base Salary	•Our Compensation Committee maintained the annual base salary of our CEO at his fiscal year 2023 level.
Annual Performance-Based Cash Bonus	•Our CEO did not participate in our Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”).
Long-Term Equity Incentive	•Our CEO did not receive any RSU award.
Other Named Executive Officers
Our Compensation Committee took the following key actions relating to the compensation of our other named executive officers (“Other NEOs”) for the fiscal year ended December 31, 2024:

Compensation Element	Fiscal Year 2024 Design and Rationale
Base Salaries	•Our Compensation Committee maintained the annual base salaries of our Other NEOs at their fiscal year 2023 levels, with the exception of Ms. Galvin, who joined Klaviyo on April 15, 2024.
Annual Performance-Based Cash Bonus
•After achieving the performance objectives established under the Bonus
Plan at 97.5%, our Compensation Committee exercised negative discretion, reducing the bonus payments for our Other NEOs to 76.2% of target, in order to more closely align with the achievement of goals established for our broader employee population.

Long-Term Equity Incentive
•Our Compensation Committee granted RSU awards to our Other NEOs with three-year vesting periods (other than Ms. Galvin).
•Ms. Galvin was granted an RSU award with a four-year vesting period as a newly hired executive officer of Klaviyo in April 2024.

Section 2 - Executive Compensation Objectives, Policies, and Practices
Our executive compensation program is designed to achieve the following objectives:
•Attract, retain, and reward highly qualified executive officers who possess the skills, leadership, and experience necessary to support the achievement of our strategic, operational, and financial goals, and continue to position
Klaviyo at the forefront of what’s possible in consumer engagement;
•Provide incentives that motivate and reward achievement of our key performance goals; and
•Align our executives’ interests with the short-term and long-term interests of our stockholders.
Our Compensation Committee closely considers our compensation philosophy and objectives as well as corporate performance, including the corporate achievements described above, when making executive compensation decisions.
Below is a summary of our key compensation and corporate governance practices that we follow to ensure our executive compensation program effectively aligns the interests of our named executive officers with those of our stockholders:

What We Do	What We Don’t Do
•Our Compensation Committee consists solely of
independent members of our Board.
•Our Compensation Committee has retained an
independent third-party compensation consultant
for guidance in making compensation decisions.
•Our Compensation Committee uses a
representative peer group of comparable
technology, internet, and software companies, as
well as relevant compensation survey data, when
setting executive compensation.
•Our annual performance-based cash bonus is tied
to achievement of specific, objective corporate
performance metrics established each year and
subject to threshold attainment and payout caps.
•Our equity awards have multi-year vesting
requirements to emphasize long-term incentives.
•We maintain stock ownership guidelines for our
executive officers and directors (6x base salary for
CEO; 5x annual cash retainer for directors; 2x
base salary for other executive officers).
•We maintain a clawback policy that applies to both
performance-based cash and equity compensation.
•We conduct an annual advisory vote on named
executive officer compensation.

•We generally do not allow hedging or pledging of
Klaviyo stock.
•Our Compensation Committee does not guarantee
executive salary increases, bonuses, or equity
awards.
•We do not offer fixed term (vs. “at-will”)
employment for our named executive officers.
•We do not provide single-trigger vesting
acceleration of the equity-based awards granted to
our named executive officers upon a change in
control.
•We do not provide tax reimbursements or gross-
ups on executive change-in-control payments.
•We do not offer special executive welfare, health
benefits, or retirement plans not available to our
employees generally.
•We do not provide any material perquisites to our
named executive officers.

The portion of total potential compensation which is at risk consists of (i) our annual performance-based cash bonuses and
(ii) time-vesting RSU awards with vesting dependent upon continued employment of the recipient over the vesting period and whose ultimate value to the executive officer is dependent upon the performance of our Series A common stock price.
The portion of total potential compensation which is not at risk consists of (i) base salaries that are generally comparable to those offered by other companies with which we compete for executive talent and (ii) benefits consistent with those available to our other employees.
Considerations of Say-on-Pay Vote
In prior years, we were an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as
amended (the “JOBS Act”); therefore, we were not required to hold a non-binding, advisory vote on the compensation of our named executive officers (a “Say-on-Pay” vote). We are holding our first Say-on-Pay vote at this year’s Annual
Meeting. Because we value the opinions of our stockholders, our Board and our Compensation Committee will consider the outcome of the Say-on-Pay Vote, the “Say-on-Frequency” vote described in Proposal Four of this Proxy Statement, as well as feedback received throughout the year, when making compensation decisions for our named executive officers in the future.

Elements of Our Fiscal Year 2024 Compensation Program
Our executive compensation program generally consists of the following three principal components: base salary, annual performance-based cash bonus, and long-term equity incentive compensation. We also provide our executive officers with benefits available to all of our employees, including retirement benefits under Klaviyo’s 401(k) plan and participation in employee benefit plans. The below chart summarizes the three main elements of our executive compensation, their objectives, and key features.

Elements	Objectives	Key Features
Base Salary (fixed cash)	•Provide a fixed level of cash to attract and retain highly qualified executives with market-aligned and peer-aligned compensation commensurate with job responsibilities.
•Generally reviewed annually and
determined by our Compensation
Committee based on a number of factors
and by reference, in part, to market data
obtained from our Compensation
Committee’s independent compensation
consultant.

Annual Performance- Based Cash Bonus (at-risk cash)
•Motivate and reward achievement of
our key business and financial
objectives that underpin sustainable
growth and shareholder value.
•Align short-term incentives of
management with our stockholders’
interests by linking pay to performance.
•Attract highly qualified executives.

•Bonus opportunities are dependent upon
achievement of specific, objective
corporate performance metrics that are
consistent with our long-term strategic
plan.
•Performance metrics and targets are
reviewed annually by our Compensation
Committee.

Long-Term Equity Incentive (at-risk equity)
•Motivate and reward long-term
company performance.
•Align long-term incentives of
management with our stockholders’
interests by linking pay to performance
and stockholder value creation.
•Attract highly qualified executives and
encourage their continued employment
over the long-term.

•Equity awards are generally reviewed
annually and granted during the first
half of the year.
•Individual awards are determined based
on a number of factors (including
company and individual performance)
and by reference, in part, to market data
obtained from our Compensation
Committee’s independent compensation
consultant.

We focus on providing a market-competitive compensation package to each of our named executive officers that provides an appropriate blend of short-term and long-term incentives for achievement of measurable corporate objectives to maximize stockholder value.
We do not have a formal policy for allocating compensation among salary, performance incentive awards, and equity grants, among short-term and long-term compensation components, or among cash and non-cash compensation. Instead, our Compensation Committee uses its judgment, along with market data obtained from our Compensation Committee’s independent compensation consultant, to establish a total compensation program for each named executive officer that is designed to balance each component in a way that aligns with the goals of our executive compensation program and incentivizes achievement of our corporate goals and objectives.

Compensation-Setting Process
Role of Our Compensation Committee
Our Compensation Committee oversees our compensation structure, policies, plans, and programs, with the goal of attracting and retaining top quality executive management, motivating management to achieve our corporate goals and strategies, and aligning the interests of management with the long-term interest of our stockholders. As part of these responsibilities, our Compensation Committee reviews and determines all compensation paid to our executive officers, including our named executive officers.
Our Compensation Committee meets periodically throughout the year to, among other responsibilities, manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance incentive bonus, and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions, or other special circumstances as our Compensation Committee determines appropriate. Our Compensation Committee does not delegate authority to approve executive officer compensation and does not maintain a formal policy regarding the timing of equity awards to our executive officers.
For additional information about composition and responsibilities of our Compensation Committee, please see the section titled “Information Regarding the Board of Directors and Corporate Governance.”
Role of Management
In fulfilling its responsibilities, our Compensation Committee considers input, as appropriate, from management. Our CEO provides our Compensation Committee with executive officer performance assessments and compensation recommendations with respect to our executive officers other than himself. From time to time, various other members of management and other employees, as well as outside advisors or consultants, may be invited by our Compensation
Committee to make presentations, provide financial or other background information or advice or otherwise participate in our Compensation Committee meetings. No member of management, including our CEO, participates in discussions about his or her own performance or compensation. Our Compensation Committee retains the final authority to make all compensation decisions relating to our executive officers.
Role of Compensation Consultant
Our Compensation Committee has the authority to retain or obtain the advice of its own compensation consultants, legal counsel, and/or other advisers, as determined in its sole discretion, to assist in carrying out its responsibilities. Our
Compensation Committee has the sole responsibility for the appointment, retention, compensation, and oversight of the work of any consultant it retains.
Our Compensation Committee retained Compensia as its independent compensation consultant for the fiscal year ended
December 31, 2024. Compensia’s engagement included:
•Providing input on the selection of a group of peer companies to use as a reference in making executive compensation decisions, evaluating current executive pay practices, and considering different compensation programs;
•Conducting market research and analysis to advise our Compensation Committee in developing executive compensation levels, including appropriate salaries, target bonus amounts, and equity awards for members of management, including our named executive officers;
•Periodically reviewing and advising on compensation trends, risks and regulatory developments;
•Reviewing market and peer group equity usage metrics to assist with understanding our equity practices relative to market; and
•Conducting a review of our director compensation policies and practices.
Compensia representatives attended our Compensation Committee meetings and periodically met with members of our management team in the course of carrying out their advisory work.
Our Compensation Committee has assessed the independence of Compensia as compensation consultant, taking into account relevant factors set forth in the NYSE listing standards in accordance with guidelines set by the SEC. Based on its analysis, our Compensation Committee determined that the work of Compensia, and the individual compensation advisors employed by Compensia, does not create any conflict of interest under SEC rules and applicable stock exchange listing standards.

Use of Competitive Market Compensation Data
Our Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies and companies with which we compete for top talent. To this end, our Compensation Committee selected a peer group of the publicly-traded companies to be used in connection with assessing our compensation practices with input from its independent compensation consultant, Compensia.
In late 2023, Compensia proposed, and the Compensation Committee approved, a group of public companies that are reasonably comparable to Klaviyo in terms of industry and financial characteristics to provide management and the
Compensation Committee with relevant compensation information to support compensation decision-making. The executive compensation peer group was intended to reflect companies with executive positions of similar scope and complexity to those at Klaviyo.
Our peer group with respect to executive compensation for the fiscal year ended December 31, 2024 was as follows:

Fiscal Year 2024 Peer Group
Asana	Five9	Shopify
BILL Holdings	Freshworks	Smartsheet
Braze	GitLab	Snowflake
Cloudflare	Hubspot	Squarespace
Confluent	MongoDB	Zoominfo Technologies
CrowdStrike Holdings	Okta	Zscaler
Datadog	Samsara
In determining executive compensation for the fiscal year ended December 31, 2024, our Compensation Committee reviewed data from the above-listed primary peer group. Our Compensation Committee reviews our peer group with input from the independent compensation consultant at least annually and adjusts its composition, if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.
Using data compiled from the peer companies, Compensia prepared, and our Compensation Committee reviewed, a range of market data reference points with respect to base salary, performance bonuses, total target cash compensation (base salary and the annual target performance bonus), equity compensation grant value, and target total direct compensation
(total target cash compensation and equity compensation grant value) with respect to each of the named executive officers.
Market data is only one of the factors that our Compensation Committee considers in making compensation decisions. Our
Compensation Committee considers other factors as described below under “Factors Used in Determining Executive
Compensation.”
Factors Used in Determining Executive Compensation
Our Compensation Committee sets the compensation of our named executive officers at levels determined to be competitive and appropriate for each named executive officer, using their professional experience and judgment. Our
Compensation Committee believes that executive compensation decisions require consideration of a multitude of relevant factors which may vary from year to year, as opposed to a specific formulaic approach or benchmark. In making executive compensation decisions, our Compensation Committee generally takes into consideration the factors listed below:
•Company and individual performance;
•Existing business needs and criticality for future business needs and performance;
•Each executive officer’s position, level of responsibility, skill set, and experience;
•Relative pay among our executive officers;
•Need to attract new talent and retain existing talent in a highly competitive industry;
•Value of existing equity holdings, including the potential value of unvested equity awards;
•Range of market data reference points, as described above under “Use of Competitive Market Compensation
Data”; and
•Recommendations from the independent compensation consultant, our CEO (other than for his own compensation), and our management team.

Section 3 - 2024 Executive Compensation Program
Base Salary
Base salary represents the fixed portion of the compensation of our executive officers for performing specific duties and functions and is an important element of compensation intended to attract and retain highly-talented individuals. In
February 2024, our Compensation Committee reviewed the base salaries of our executive officers, taking into consideration the competitive market analysis prepared by its independent compensation consultant and the recommendations of our CEO, as well as the other factors described in the section above.
Following this review, our Compensation Committee determined the base salaries of our named executive officers were appropriate and would remain at their fiscal year 2023 levels, except for Ms. Galvin, who joined Klaviyo on April 15,
2024.
The base salaries approved for each of our named executive officers for the fiscal year ended December 31, 2024 are listed below:

Named Executive Officer	Fiscal Year 2024 Base Salary ($)	Percentage Adjustment from Fiscal Year 2023
Andrew Bialecki	75,000	—%
Amanda Whalen	625,000	—%
Carmel Galvin	530,000	N/A(1)
Steve Rowland	600,000	—%
Landon Edmond	520,000	—%
_______________
(1)Ms. Galvin started her employment with us in April 2024.
Annual Performance-Based Cash Bonus
In addition to base salary, we provide our executive officers the opportunity to earn cash bonuses under the Bonus Plan.
The Bonus Plan provides for annual cash bonus payments based upon company and individual performance targets established by our Compensation Committee. The Bonus Plan provides incentive compensation that is specifically designed to motivate our executive officers to achieve pre-established, company-wide financial objectives set by our
Compensation Committee and to reward them for results and achievements in a given year. Our Compensation Committee believes that the Bonus Plan’s performance metrics contribute to driving long-term stockholder value, play an important role in influencing management performance, and help attract, motivate, and retain our named executive officers and other employees. The annual target bonus opportunities for our named executive officers are determined by our Compensation
Committee and expressed as a percentage of each individual’s annual base salary, as adjusted by our Compensation
Committee pursuant to its review described above. Earned bonus amounts, if any, are paid out in cash.
In February 2024, our Compensation Committee reviewed the performance-based cash bonus opportunities of our named executive officers, taking into consideration the competitive market analysis prepared by its independent compensation consultant and the recommendations of management, as well as the other factors described under the section titled “Factors
Used in Determining Executive Compensation.” Following this review, the target bonus opportunities approved by our
Compensation Committee for each of our named executive officers for the fiscal year ended December 31, 2024 were as follows:

Named Executive Officer	Fiscal Year 2024 Target Bonus Opportunity (% of Base Salary)	Fiscal Year 2024 Target Bonus Opportunity ($)	Percentage Adjustment from Fiscal Year 2023(1)
Andrew Bialecki(2)	N/A	N/A	N/A
Amanda Whalen	20%	125,000	N/A
Carmel Galvin	20%	106,000	N/A
Steve Rowland	67%	400,000	—%
Landon Edmond	20%	104,000	N/A
_______________
(1)During the fiscal year ended December 31, 2023, Mr. Rowland was eligible to earn a cash bonus based upon attainment of a corporate performance target determined by our Compensation Committee. The bonus target for Mr. Rowland was $200,000, which was prorated to account for his partial year of employment starting in July 2023. His target bonus opportunity did not change on an annualized basis. No other named executives were eligible to earn target bonus in the fiscal year ended December 31, 2023.
(2)Mr. Bialecki did not participate in the Bonus Plan.
Executive Bonus Goal Setting
In April 2024, our Compensation Committee approved the performance metrics and their relative weighting for the performance-based cash bonus awards under the Bonus Plan for the fiscal year ended December 31, 2024. The targets against which performance is measured are generated through our annual budget and strategic planning process, which was reviewed with our Board and finalized in the first quarter of fiscal year 2024.
For the fiscal year ended December 31, 2024, our Compensation Committee determined that the performance goals for our named executive officers would be composed of corporate performance goals consisting of revenue and non-GAAP operating income, with 75% of the bonus payout eligibility based on achievement of the revenue target and 25% of the bonus payout eligibility based on achievement of the non-GAAP operating income target. See Appendix A to this Proxy
Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.
With respect to the revenue component, if the actual performance for the fiscal year ended December 31, 2024 was less than 95% of target, no payment would be earned with respect to that target. For additional percentage achievement between
95% and 100% of target, the percentage of target bonus earned would increase by the additional percentage, and for any additional percentage achievement between 100% and 105% of target, the percentage of target bonus earned would increase by double the additional percentage, with the target bonus earned capped at 110%.
With respect to the non-GAAP operating income component, if the actual performance for the fiscal year ended December
31, 2024 was less than 90% of target, no payment would be earned with respect to that target. For additional percentage achievement between 90% and 100% of target, the percentage of target bonus earned would increase by the additional percentage, and for any additional percentage achievement between 100% and 105% of target, the percentage of target bonus earned would increase by double the additional percentage, with the target bonus earned capped at 110%.
Our Compensation Committee believes that these goals represent rigorous objectives for our named executive officers and align with our stockholders’ interests by incentivizing long-term, efficient growth. Our Compensation Committee intended the performance goals for our named executive officers to be challenging to attain based on analysis of external market factors and internal forecasts. Our Compensation Committee set high thresholds, below which result in no bonus payment with respect to that metric, to ensure that incentive payments would require significant achievement. Total potential payments were capped at 110% of the target bonus opportunities to manage potential incentive compensation costs and avoid incentivizing undue risk in our executive compensation program, while still maintaining appropriate incentives for our executive officers.
Our Compensation Committee has the authority to exercise discretion to award cash bonuses absent attainment of the relevant performance goals or to reduce or increase the size of any bonus amount.
2024 Bonus Payouts
In early 2025, our Compensation Committee assessed our performance under the Bonus Plan using the process described above. For the fiscal year ended December 31, 2024, our achievement against the target performance levels under the
Bonus Plan, prior to the use of negative discretion, as well as the actual funding, were as follows:
First, our Compensation Committee measured actual Bonus Plan performance, prior to the use of negative discretion, against the pre-established target levels for the fiscal year. Based on a relative weighting of 75% for the revenue performance measure and 25% for the non-GAAP operating income performance measure, the total achievement percentage for the fiscal year ended December 31, 2024 was approximately 97.5%. After considering the recommendation of our CEO, our Compensation Committee exercised negative discretion and reduced the bonus payments for our executive officers to 76.2% of their target bonus opportunity to more closely align with the achievement of goals established for our broader employee population. The actual bonus payout for each of our named executive officers is calculated by multiplying the named executive officer’s target bonus opportunity by 76.2% (prorated, in the case of Ms. Galvin).
As a result, the total payments to our named executive officers under the Bonus Plan for the fiscal year ended December
31, 2024 were as follows:

Named Executive Officer	Fiscal Year 2024 Target Bonus Opportunity ($)	Fiscal Year 2024 Actual Bonus Paid ($)
Andrew Bialecki	—	—
Amanda Whalen	125,000	95,250
Carmel Galvin(1)	106,000	57,536
Steve Rowland	400,000	304,800
Landon Edmond	104,000	79,248
_______________
(1)Ms. Galvin joined Klaviyo on April 15, 2024, and her annual target bonus opportunity was determined by our compensation committee and expressed as a percentage of her annual base salary. Her bonus payout was prorated to account for her partial year of employment starting on April 15, 2024, and the amount of actual bonus paid shown in the table above represents the prorated amount.
The performance-based bonus payments under the Bonus Plan for the fiscal year ended December 31, 2024 were made in cash in March 2025.
Long-Term Incentive Compensation
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. We believe that equity awards provide our executive officers with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our executive officers and our stockholders. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers to create value for our stockholders. Equity awards also help us retain qualified executive officers in an increasingly competitive market. In addition, we believe that equity awards promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period.
Long-term incentive compensation in the form of equity awards are granted to our executive officers by our Compensation
Committee. As with other elements of compensation, our Compensation Committee determines the amount of long-term incentive compensation for our executive officers as part of its annual compensation review and after taking into consideration the individual executive officer’s responsibilities and performance, existing equity retention profiles, our total annual projected equity budget, and the other factors described in “Factors Used in Determining Executive
Compensation” above. For awards to executive officers other than our CEO, our Compensation Committee also takes into account the recommendations of our CEO with respect to appropriate grants as well as performance and impact, scope of role, retention goals and other circumstances. The amounts of the equity awards are intended to provide competitively-
sized awards and resulting target total direct compensation opportunities that our Compensation Committee believes are reasonable and appropriate taking into consideration the factors described herein.
For the fiscal year ended December 31, 2024, our Compensation Committee determined to grant executive officers long-
term incentive compensation solely in the form of RSUs subject to service-based vesting conditions which may vest and be settled for shares of our Series A common stock. Since the value of RSUs fluctuates with any changes in the value of the underlying shares, they serve as an incentive that aligns the interests of our executive officers with the long-term interests of our stockholders. In addition, because they are subject to a multi-year vesting requirement, RSUs serve as an important tool to motivate and retain our executive officers, since our executive officers generally must remain continuously employed by us through the applicable vesting dates to fully earn these awards. As noted above, our CEO was not awarded any RSUs in fiscal year 2024.
Prior to our IPO in September 2023, all of the equity incentive awards we granted were made pursuant to our 2015 Stock
Incentive Plan (as amended, “2015 Plan”). All of the equity incentive awards granted after our IPO are made pursuant to our 2023 Stock Option and Incentive Plan (as amended, “2023 Plan”).

2024 Annual Equity Awards
As part of its annual review of our executive compensation program for the fiscal year ended December 31, 2024, and after taking into consideration a peer group analysis, recommendations of our CEO, and the other factors described above, our
Compensation Committee granted RSU awards to the following named executive officers for fiscal year 2024 as follows.
As noted above, our CEO did not receive any RSU awards for fiscal year 2024.

Named Executive Officer	Service-Based RSUs (#)(1)(2)	Total Fair Value at Grant Date ($)(3)
Amanda Whalen	279,888(4)	6,566,172
Steve Rowland	203,918(4)	4,783,916
Landon Edmond	107,956(4)	2,532,648
_______________
(1)Ms. Whalen, Mr. Rowland, and Mr. Edmond received their equity awards in April 2024 as part of their regular annual equity refresh.
(2)The RSUs are subject to service-based vesting conditions.
(3)The amounts reported represent the aggregate grant date fair value of the RSUs granted to our named executive officers reported under our 2023 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in note 2 to our audited consolidated financial statements included in the 2024 Annual Report. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officer.
(4)50% of the shares underlying the RSUs vest in 8 equal quarterly installments beginning on May 15, 2024 and the remaining 50% of the shares underlying the RSUs vest in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the company through each such date.
New Hire Equity Award
In connection with Ms. Galvin’s commencement of employment with us, Ms. Galvin received a sign-on RSU award with respect to 691,144 shares of our Series A common stock with a grant date fair value of $17,140,371. The size and terms of
Ms. Galvin’s RSU award were determined by our Compensation Committee after considering competitive market data provided by Compensia, including data about our peers. Ms. Galvin’s RSU award vests over four years, with 86,393 shares underlying the RSUs vested on November 15, 2024 and the remaining shares underlying the RSUs vesting in 14 equal quarterly installments thereafter.
Section 4 - Other Features of Our Executive Compensation Program
Agreements with Our Named Executive Officers
We have entered into offer letters and/or employment agreements with certain of our named executive officers, the terms of which are described below.
Andrew Bialecki
We have not entered into and do not intend to enter into a formal, written offer letter or other agreement with Mr. Bialecki.
Amanda Whalen
We entered into an employment agreement with Ms. Whalen effective as of August 27, 2023. This employment agreement
(the “Whalen Employment Agreement”) has no specific term and provides for at-will employment. The Whalen
Employment Agreement sets forth Ms. Whalen’s annual base salary, which is subject to discretionary increase from time to time, her eligibility to participate in our company’s employee benefit plan generally, and her eligibility for severance and change in control benefits. See the section titled “Potential Payments Upon Termination or Change in Control” below for detailed information about the severance and change in control benefits.
Carmel Galvin
Effective as of April 15, 2024, we entered into an employment agreement with Ms. Galvin in connection with her commencement of employment with our company. This employment agreement (the “Galvin Employment Agreement”)
has no specific term and provides for at-will employment. The Galvin Employment Agreement sets forth Ms. Galvin’s annual base salary, which is subject to discretionary increase from time to time, a sign-on bonus of $250,000, a relocation bonus of $100,000, her annual performance bonus target, her eligibility to participate in our company’s employee benefit plan generally, and her eligibility for severance and change in control benefits. See the section titled “Potential Payments
Upon Termination or Change in Control” below for detailed information about the severance and change in control benefits.

Steve Rowland
We entered into an employment agreement with Mr. Rowland effective as of August 27, 2023 (the “Rowland Employment
Agreement”), which has no specific term and provides for at-will employment. The Rowland Employment Agreement sets forth Mr. Rowland’s annual base salary, which is subject to discretionary increase from time to time, his annual performance bonus target, his eligibility to participate in our company’s employee benefit plan generally, and his eligibility for severance and change in control benefits. See the section titled “Potential Payments Upon Termination or Change in
Control” below for detailed information about the severance and change in control benefits.
Landon Edmond
We entered into an employment agreement with Mr. Edmond effective as of August 27, 2023. This employment agreement
(the “Edmond Employment Agreement,” and together with the Whalen Employment Agreement, the Galvin Employment
Agreement, and the Rowland Employment Agreement, the “Named Executive Officer Employment Agreements”) has no
specific term and provides for at-will employment. The Edmond Employment Agreement sets forth Mr. Edmond’s annual base salary, which is subject to discretionary increase from time to time, his eligibility to participate in our company’s employee benefit plan generally, and his eligibility for severance and change in control benefits. See the section titled
“Potential Payments Upon Termination or Change in Control” below for detailed information about the severance and change in control benefits.
Severance and Change in Control Benefits
Our offer letters and employment agreements provide our executive officers, including our named executive officers, and certain key employees with certain post-employment payments and benefits in the event of a qualifying termination of employment, including in connection with a change in control of our company.
The Named Executive Officer Employment Agreements provide that in the event that the employment of the executive officer is terminated by us without “cause” or by the executive officer for “good reason” (each as defined in the applicable agreement), subject to the executive officer signing and complying with a separation agreement and release, the executive officer will be entitled to the following severance benefits: (i) a lump sum cash payment equal to the executive officer’s then-current base salary (or, to the extent applicable, the base salary in effect immediately prior to the change in control, if higher) (plus, in the case of Mr. Rowland, an amount equal to his target bonus for the year of termination) and (ii) if the executive officer elects to receive benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as
amended (“COBRA”), a monthly payment to the group health plan provider or the COBRA provider for the executive officer (and for his eligible dependents for Mr. Rowland) for up to 12 months. In addition, under the terms of our Bonus
Plan in effect during 2024, our named executive officers will also be entitled to receive an additional lump sum cash payment equal to their then-current performance bonus target without regard to actual performance and without proration.
In addition, the Named Executive Officer Employment Agreements provide that in the event that the employment of the executive officer is terminated by us without “cause” or by the executive officer for “good reason,” in each case, within 3 months prior to and 12 months following a “change in control” (as defined in the applicable agreement) of Klaviyo (the
“CIC Period”), all of the then outstanding and unvested portion of the executive officer’s stock options and other stock-
based awards that are subject solely to time-based vesting will become fully vested and exercisable or nonforfeitable, as applicable.
The payments and benefits provided to our executive officers in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the U.S. Internal Revenue Code of 1986, as amended
(the “Code”). These payments and benefits may also subject an eligible participant, including our named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the recipient.
See the section titled “Potential Payments Upon Termination or Change in Control” below for an estimate of the potential payments and benefits payable to our named executive officers under these arrangements.
Given the nature and competitiveness of our industry, our Compensation Committee believes the severance and change in control benefits are essential elements of our executive compensation program and assist us in recruiting, retaining and developing key management talent.
Welfare and Health Benefits
Our full-time employees in the U.S., including our named executive officers, currently participate in various health and welfare employee benefits under plans sponsored by us. These plans offer various benefits, including medical, dental, and vision coverage; life, accidental death and dismemberment, and disability coverage; health savings accounts; flexible spending accounts; and wellness and commuter benefits, among others. The cost of this coverage is primarily paid for by us, with employees paying a portion of the cost through payroll deductions. We pay the premiums for the life, accidental death and dismemberment, and disability insurance for all of our employees, including our named executive officers.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not generally provide material perquisites or other personal benefits to our named executive officers. In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits for our named executive officers will be approved and subject to periodic review by our Compensation Committee.
401(k) Plan
We maintain a retirement savings plan (the “401(k) plan”), that is intended to qualify for favorable tax treatment under
Section 401(a) of the Code, and contains a cash or deferred feature that is intended to meet the requirements of
Section 401(k) of the Code. U.S. employees who are at least 18 years of age are generally eligible to participate in the
401(k) plan. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. An employee’s interest in his or her salary deferral contributions is 100% vested when contributed. We make discretionary matching contributions and qualified non-elective contributions under the 401(k) plan.
Non-qualified Deferred Compensation
We do not maintain any non-qualified deferred compensation plans or arrangements under which our named executive officers are entitled to participate.
Employee Stock Purchase Plan
We offer our employees, including our named executive officers, the opportunity to purchase shares of our Series A common stock at a discount under our 2023 Employee Stock Purchase Plan (“2023 ESPP”). Pursuant to our 2023 ESPP, all
eligible employees, including our named executive officers, may allocate up to 15% of their eligible compensation for the relevant purchase period to purchase our Series A common stock at a 15% discount to the lower of (i) the fair market value of our Series A common stock at the beginning of each offering period and (ii) the fair market value of our Series A common stock on the applicable purchase date, subject to specified limits.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Series A common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a
Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.
Performance-Based Compensation Recovery Policy
Effective October 2, 2023, our Board adopted a compensation recovery (“clawback”) policy as required by Rule 10D-1 under the Exchange Act and the corresponding NYSE listing standards. The clawback policy generally provides, subject to certain exceptions, that if we are required to prepare a restatement of our financial statements, we will recover from our executive officers any incentive-based compensation that was erroneously awarded in excess of the amount that otherwise would have been awarded based on restated amounts in the restated financial statements. The recovery period is the three completed fiscal years immediately preceding the date that our Board concludes that we are required to restate our financial statements. Incentive-based compensation includes any compensation that is granted, earned, or vested based on the attainment of a financial reporting measure of the Company.
In addition, as a public company subject to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our CEO and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive.
Policy Prohibiting Hedging and Pledging
Our Board has adopted an insider trading policy that applies to all of our directors, officers, employees, and their affiliated persons. This policy prohibits short sales, the purchase or sale of derivative securities or hedging transactions, the use of our company securities as collateral subject to margin calls, and the pledge of our company securities as collateral for loans.
Stock Ownership Policy
In an effort to align our directors’ and executive officers’ interests with those of our stockholders, we have adopted an executive officer and non-employee director stock ownership policy. Within five years of becoming subject to the policy, our non-employee directors are expected to hold Klaviyo stock valued at not less than five times their total annual cash retainer for regular service on our Board, but not including any annual cash retainer for services on committees of our
Board. Within five years of becoming subject to the policy, our executive officers are expected to hold Klaviyo stock valued at not less than a multiple of their annual base salaries, consisting of six times annual base salary for our CEO and two times annual base salary for our other executive officers.
Policies on the Timing of Option Awards
Item 402(x) of Regulation S-K requires us to discuss our policies and practices on the timing of awards of options in relation to the disclosure by us of material nonpublic information. We do not grant stock options, stock appreciation rights or similar option-like instruments and have not granted any such awards since 2020. Accordingly, we do not consider the release of material nonpublic information in relation to the grant of such awards and do not time such release for the purpose of affecting the value of executive compensation.
Compensation Risk Assessment
Our Compensation Committee believes that although a portion of the compensation provided to our named executive officers is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible.
Although our Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of Klaviyo and its stockholders, which may include providing for compensation that is not deductible due to the deduction limit under Section 162(m).
Accounting Considerations
Our Compensation Committee considers the accounting treatment of the various elements of our executive compensation program. For example, we record our executive officers’ base salaries, equity awards, and cash incentive compensation in our consolidated financial statements.
We follow the FASB ASC Topic 718 for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all stock-based compensation awards made to our employees, including our named executive officers and non-employee directors, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables in this Proxy Statement, even though the recipient of the awards may never realize any value from their awards.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Compensation Committee has reviewed and discussed the section of this Proxy Statement titled “Compensation
Discussion and Analysis” with management. Based on such review and discussion, the Compensation Committee has recommended to the Board that the section titled “Executive Compensation—Compensation Discussion and Analysis” be
included in this Proxy Statement and incorporated into Klaviyo’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2024.
Respectfully submitted by the members of the Compensation Committee of the Board:
Members of the Compensation Committee:
Chano Fernandez (Chair)
Michael Medici
Susan St. Ledger
The information contained in this report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to
Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this report shall be deemed to be incorporated by reference into any filing of Klaviyo under the Securities Act or the
Exchange Act through any general statement incorporating by reference in its entirety this Proxy Statement in which this report appears, except to the extent that Klaviyo specifically incorporates this report or a portion of it by reference.

Executive Compensation Tables
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by, or paid to our named executive officers for services rendered to us in all capacities during the fiscal years ended December 31, 2024, 2023, and 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Andrew Bialecki Chief Executive Officer	2024	75,000	—	—	—	3,030	78,030
	2023	75,000	—	—	—	3,031	78,031
	2022	78,670	—	—	—	3,147	81,817
Amanda Whalen(4) Chief Financial Officer	2024	625,000	—	6,566,172	95,250	13,799	7,300,221
	2023	512,500	—	12,510,825	—	13,546	13,036,871
	2022	274,244	—	20,872,500	—	10,970	21,157,714
Carmel Galvin(5) Chief People Officer	2024	377,116	350,000(6)	17,140,371	57,536	815	17,925,838

Steve Rowland(7) President	2024	600,000	—	4,783,916	304,800	9,108	5,697,825
	2023	300,000	100,000(8)	20,516,540	198,298	4,125	21,118,963

Landon Edmond(9) Chief Legal Officer	2024	520,000	—	2,532,648	79,248	13,799	3,145,695
	2023	460,000	—	12,592,985(10)	—	13,385	13,066,370
	2022	416,171	—	—	—	1,512,805(11)	1,928,976
_______________
(1)The amounts reported represent the aggregate grant date fair value of the RSU awards granted to our named executive officers calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in note 2 to our audited consolidated financial statements included in the 2024 Annual Report. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.
(2)The amounts reported reflect bonuses earned by our named executive officers pursuant to the Bonus Plan. For a description of the bonuses earned by our named executive officers during the fiscal year ended December 31, 2024, please see the section titled “2024 Bonus Payouts.” During the fiscal year ended December 31, 2023, Mr. Rowland was eligible to earn a cash bonus based upon attainment of a revenue target determined by our
Compensation Committee. The bonus target for Mr. Rowland was $200,000, which was prorated to account for his partial year of employment starting in July 2023.
(3)The amounts reported represent 401(k) matching contributions made by us, unless noted otherwise.
(4)Ms. Whalen started her employment with us in May 2022. Accordingly, the amount reported in the Salary column for the fiscal year ended
December 31, 2022 reflects her partial year of service in that role. For fiscal year ended December 31, 2023, Ms. Whalen’s annual base salary was
$400,000 until August 27, 2023, when it was increased to $625,000.
(5)Ms. Galvin started her employment with us in April 2024. Accordingly, the amount reported in the Salary column for the fiscal year ended
December 31, 2024 reflects her partial year of service in that role.
(6)The amount reported represents (i) a one-time sign-on bonus of $250,000 and (ii) a relocation bonus of $100,000 paid in connection with Ms. Galvin joining our company in April 2024.
(7)Mr. Rowland started his employment with us in July 2023. Accordingly, the amount reported in the Salary column for the fiscal year ended
December 31, 2023 reflects his partial year of service in that role.
(8)The amount reported represents a one-time sign-on bonus paid in connection with Mr. Rowland joining our company in July 2023.
(9)For fiscal year ended December 31, 2023, Mr. Edmond’s annual base salary was $400,000 until August 27, 2023, when it was increased to
$520,000.
(10)The amount reported represents, during the fiscal year ended December 31, 2023, (i) the incremental fair value of Mr. Edmond’s RSU award for which the vesting schedule was modified for administrative purposes, resulting in an incremental fair value of $3,361,985 and (ii) the aggregate grant date fair value of the RSU awards granted to Mr. Edmond in an amount of $9,231,000.
(11)The amounts reported represent (i) a cash payment of $1,499,988 for cancellation of 63,775 time-vested RSUs that were otherwise subject to a liquidity-based vesting condition and (ii) 401(k) matching contributions in an amount of $12,817.

Grants of Plan-Based Awards in Fiscal Year 2024
The following table sets forth information regarding each plan-based award granted to our named executive officers during the fiscal year ended December 31, 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
Andrew Bialecki	—	—	—	—	—	—	—
Amanda Whalen	Annual Cash	—	28,125	125,000	137,500	—	—
	RSU Award	4/15/2024	—	—	—	279,888(3)	6,566,172
Carmel Galvin	Annual Cash	—	23,850	106,000	116,600	—	—
	RSU Award	5/15/2024	—	—	—	691,144(4)	17,140,371
Steve Rowland	Annual Cash	—	90,000	400,000	440,000	—	—
	RSU Award	4/15/2024	—	—	—	203,918(3)	4,783,916
Landon Edmond	Annual Cash	—	23,400	104,000	114,400	—	—
	RSU Award	4/15/2024	—	—	—	107,956(3)	2,532,648
_______________
(1)These amounts represent the annual cash bonus amounts that each of our participating named executive officers is eligible to earn in the fiscal year ended December 31, 2024 under the Bonus Plan based on our company’s attainment of a specified amount of revenue (weighted at 75%) and non-
GAAP operating income (weighted at 25%). The amounts shown in the “Threshold” column represent a bonus payout if our non-GAAP operating income is at least 90% of the non-GAAP operating income target and the minimum revenue performance metric is not met. If neither the minimum non-GAAP operating income performance metric nor the minimum revenue performance metric is met, no cash bonus will be paid. The amounts shown in the “Maximum” column represent the maximum bonus payout if the highest tier of revenue and non-GAAP operating income under the
Bonus Plan is achieved or exceeded and reflect a maximum payout capped at 110% of the amounts shown in the “Target” column. The dollar value of the actual payments for these awards is included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation
Table” above. See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.
(2)These amounts reported represent the aggregate grant date fair value of the RSUs awards granted to our participating executive officers calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in note 2 to our audited consolidated financial statements included in the 2024 Annual Report. The amounts reported in this column do not reflect the actual economic value that may be realized by the named executive officers.
(3)The shares underlying the RSU award are subject to service-based vesting conditions. 50% of the shares underlying the RSUs vest in 8 equal quarterly installments beginning on May 15, 2024 and the remaining 50% of the shares underlying the RSUs vest in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the company through each such date.
(4)The shares underlying the RSU award are subject to service-based vesting conditions. 86,393 shares underlying the RSUs vested on November 15,
2024 and the remaining shares underlying the RSUs vest in 14 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the company through each such date.

Outstanding Equity Awards as of December 31, 2024
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of
December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)	Market Value of Shares of Stock or Units That Have Not Vested ($)(2)
Andrew Bialecki	09/01/2015(3)	15,829,184	—	0.0125	08/31/2025	—	—
	09/29/2015(4)	5,600,000	—	0.0125	09/28/2025	—	—
Amanda Whalen	05/09/2022(5)	—	—	—	—	206,250	8,505,750
	03/31/2023(6)	—	—	—	—	176,042	7,259,972
	09/19/2023(7)	—	—	—	—	122,500	5,051,900
	04/15/2024(8)	—	—	—	—	227,409	9,378,347
Carmel Galvin	05/15/2024(9)					604,751	24,939,931
Steve Rowland	08/01/2023(10)	—	—	—	—	564,432	23,277,176
	04/15/2024(8)					165,684	6,832,808
Landon Edmond	03/31/2023(11)	—	—	—	—	97,500	4,020,900
	09/19/2023(12)	—	—	—	—	131,250	5,412,750
	04/15/2024(8)					87,715	3,617,367
_______________
(1)All equity awards listed in this table that were granted prior to our IPO were granted pursuant to our 2015 Plan, and all other equity awards listed in this table were granted pursuant to our 2023 Plan.
(2)The market value of RSUs is based on the closing price of our Series A common stock on December 31, 2024, the last trading day of the fiscal year ended December 31, 2024, which was $41.24.
(3)The option grant became fully vested as of March 1, 2020.
(4)The option grant became fully vested as of September 1, 2019.
(5)The shares underlying this RSU award were subject to both a time and service vesting condition and a liquidity event vesting condition, with 25% of the RSUs satisfying the time and service vesting condition on the first anniversary of May 15, 2022, and the remaining portion of the award satisfying the time and service vesting condition in 12 equal quarterly installments thereafter, subject to the named executive officer’s continued
service with the company through each such date. The liquidity event vesting condition was satisfied upon our IPO.
(6)The shares underlying this RSU award were subject to both a time and service vesting condition and a liquidity event vesting condition, with 40% of the RSUs satisfying the time and service vesting condition in 8 equal quarterly installments following February 15, 2023, and the remaining 60% of the RSUs satisfying the time and service vesting condition in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the company through each such date. The liquidity event vesting condition was satisfied upon our IPO.
(7)The shares underlying the RSU award are subject to service-based vesting conditions. 32% of the RSUs subject to this award vest in 4 equal quarterly installments following August 15, 2023, 27% of the RSUs vest in 4 equal quarterly installments thereafter, 18% of the RSUs vest in 4 equal quarterly installments thereafter, and the remaining 23% of the RSUs vest in 4 equal quarterly installments, subject to the named executive officer’s continued service with the company through each such date.
(8)The shares underlying the RSU award are subject to service-based vesting conditions. 50% of the shares underlying the RSUs vest in 8 equal quarterly installments beginning on May 15, 2024 and the remaining 50% of the shares underlying the RSUs vest in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the company through each such date.
(9)The shares underlying the RSU award are subject to service-based vesting conditions. 86,393 shares underlying the RSUs vested on November 15,
2024 and the remaining shares underlying the RSUs vest in 14 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the company through each such date.
(10)The shares underlying this RSU award were subject to both a time and service vesting condition and a liquidity event vesting condition, with 25% of the RSUs satisfying the time and service vesting condition on the first anniversary of August 15, 2023, and the remaining portion of the award satisfying the time and service vesting condition in 12 equal quarterly installments thereafter, subject to the named executive officer’s continued
service with the company through each such date. The liquidity event vesting condition was satisfied upon our IPO.
(11)The shares underlying this RSU award were subject to both a time and service vesting condition and a liquidity event vesting condition, with 40% of the RSUs satisfying the time and service vesting condition in 8 equal quarterly installments following February 15, 2023, and the remaining 60% of the RSUs satisfying the time and service vesting condition in 4 equal quarterly installments thereafter, subject to the named executive officer’s continued service with the company through each such date. The liquidity event vesting condition was satisfied upon our IPO.
(12)The shares underlying the RSU award are subject to service-based vesting conditions. 48% of the RSUs subject to this award vest in 8 equal quarterly installments following August 15, 2023, 22% of the RSUs vest in 4 equal quarterly installments thereafter, and the remaining 30% of the
RSUs vest in 4 equal quarterly installments, subject to the named executive officer’s continued service with the company through each such date.

Fiscal Year 2024 Stock Option Exercises and Stock Vested
The following table sets forth certain information regarding any option exercises and stock vested during the fiscal year ended December 31, 2024 with respect to our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Andrew Bialecki	—	—
Amanda Whalen	305,646	9,283,666
Carmel Galvin	86,393	3,037,578
Steve Rowland	294,792	9,506,946
Landon Edmond	196,775	5,981,527
_______________
(1)The value realized on vesting is based on the total number of shares of our common stock issued to each named executive officer upon the vesting of the RSU award multiplied by the closing price of our Series A common stock on the date of vesting and does not represent actual amounts received by our named executive officers as a result of the vesting event.

Potential Payments Upon Termination or Change in Control
The table below provides information with respect to potential payments and benefits to which our named executive officers would be entitled under the arrangements set forth in their respective offer letters or employment agreements, as described in the section titled “Severance and Change in Control Benefits,” assuming their employment was terminated as of December 31, 2024, including in connection with a change in control as of December 31, 2024.

Name	Type of Termination	Base Salary ($)(1)	Bonus ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Continuation of Insurance Coverage ($)(4)	Total ($)
Andrew Bialecki	Termination without Cause or for Good Reason	—	—	—	—	—
	Termination without Cause or for Good Reason within the CIC Period(5)	—	—	—	—	—
Amanda Whalen	Termination without Cause or for Good Reason	625,000	125,000	—	20,156	770,156
	Termination without Cause or for Good Reason within the CIC Period(5)	625,000	125,000	30,195,969	20,156	30,966,125
Carmel Galvin	Termination without Cause or for Good Reason	530,000	106,000		7,367	643,367
	Termination without Cause or for Good Reason within the CIC Period(5)	530,000	106,000	24,939,931	7,367	25,583,298
Steve Rowland	Termination without Cause or for Good Reason	600,000	400,000	—	22,835	1,022,835
	Termination without Cause or for Good Reason within the CIC Period(5)	600,000	400,000	30,109,984	22,835	31,132,818
Landon Edmond	Termination without Cause or for Good Reason	520,000	104,000	—	22,835	646,835
	Termination without Cause or for Good Reason within the CIC Period(5)	520,000	104,000	13,051,017	22,835	13,697,851
_______________
(1)Amount represents a lump sum payment equal to 12 months of base salary at the rate in effect as of December 31, 2024, payable upon a termination without cause or resignation for good reason.
(2)Pursuant to the terms of our Bonus Plan for 2024 and pursuant to the Rowland Employment Agreement, each of our named executive officers is entitled to be paid their target bonus amount in the event of a termination without cause or resignation for good reason.
(3)All accelerated vesting of equity awards represents acceleration of vesting of unvested RSUs as of December 31, 2024. The value of accelerated vesting of unvested RSUs is based on $41.24, which was the closing stock price of our Series A common stock on December 31, 2024.
(4)The amounts reported represent continuing payment for twelve months of the portion of the healthcare premium cost as was borne by us under the level of coverage selected by the named executive officer during the fiscal year ended December 31, 2024.
(5)The amounts reported represent change in control severance benefits based on a double-trigger arrangement, which assumes the employment of the executive officer is terminated by us without “cause” or by the executive officer for “good reason” (each as defined in the applicable agreement), in each case, within 3 months prior to and 12 months following a “change in control” (as defined in the applicable agreement) of Klaviyo.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2024, with respect to shares of our Series A common stock and, for our 2015 Plan, Series B common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders(2)	42,585,865(3)	0.29	54,325,072(4)(5)
Equity compensation plans not approved by the security holders	—	—	—
Total	42,585,865	0.29	54,325,072
_______________
(1)The weighted average exercise price is calculated based solely on outstanding stock options. This weighted-average exercise price does not reflect shares subject to RSUs.
(2)Consists of our 2015 Plan, our 2023 Plan, and our 2023 ESPP. Following our IPO, we did not grant any awards under our 2015 Plan, but all outstanding awards under the plan continue to be governed by their existing terms. The shares of Series A common stock underlying any awards granted under our 2015 Plan or 2023 Plan that are forfeited, canceled, or otherwise terminated (other than by exercise) and the shares of Series A common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under our 2023 Plan.
(3)Consists of (i) 25,164,415 shares of Series B common stock subject to outstanding stock options and 4,867,692 shares of Series B common stock subject to RSU awards outstanding under our 2015 Plan and (ii) 12,553,758 shares of Series A common stock subject to RSU awards outstanding under our 2023 Plan. Does not include future rights to purchase shares of our Series A common stock under our 2023 ESPP, which depend on a number of factors described in our 2023 ESPP and will not be determined until the end of the applicable purchase period. As of December 31, 2024, the rights to purchase shares of our Series A common stock under our 2023 ESPP for the purchase period ended on December 31, 2024 were exercised.
(4)Consists of shares available for future issuance under our 2023 ESPP and our 2023 Plan. As of December 31, 2024, 8,405,885 shares of Series A common stock were available for issuance under our 2023 ESPP and 45,919,187 shares of Series A common stock were available for issuance under our 2023 Plan.
(5)Our 2023 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2024, by 5% of the outstanding number of shares of our Series A common stock and Series B common stock on the immediately preceding December 31, or such lesser number of shares as determined by our 2023 Plan administrator. Our 2023 ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2024, by the least of
6,200,000 shares of our Series A common stock, 1% of the outstanding number of shares of our Series A common stock and Series B common stock on the immediately preceding December 31, or such lesser number of shares as determined by our administrator of our 2023 ESPP. The number in the table includes the increases from January 1, 2024 but does not include the increases from January 1, 2025. On January 1, 2025, the number of shares of Series A common stock available for issuance under our 2023 Plan increased by 13,637,881 shares, and the number of shares of Series A common stock available for issuance under our 2023 ESPP increased by 2,727,576 shares.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the executive compensation that the SEC deems to have been “actually paid” to our CEO and our Other NEOs and certain aspects of our financial performance.
The following table sets forth the compensation for our CEO and the average compensation for our Other NEOs for the fiscal years ended December 31, 2024 and 2023 (each, a “Covered Year”), both as reported in the Summary Compensation
Table above (“SCT”) and with certain adjustments to reflect the “compensation actually paid” to such individuals, as calculated in accordance with rules adopted by the SEC. “Compensation actually paid” does not reflect amounts actually realized by our CEO and our Other NEOs and may be higher or lower than the amounts, if any, that are ultimately realized by such individuals during the Covered Years. Our Compensation Committee does not consider “compensation actually paid,” as defined by the SEC, as a basis for making its executive compensation decisions. Please see the section of this
Proxy Statement titled “Compensation Discussion and Analysis” for a discussion of our Compensation Committee’s philosophy, policies, and practices when making executive compensation decisions.
The table below also provides information for each Covered Year on our cumulative total shareholder return (“TSR”) and the cumulative TSR of our peer group (with each such TSR determined for the period commencing on September 20, 2023, the date that our Series A common stock began trading on the NYSE (“IPO Date”)), our net (loss) income, and our revenue.

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year	SCT Total for CEO ($)	Compensation Actually Paid to CEO ($)(1)(2)	SCT Average for Other NEOs ($)(3)	Average Compensation Actually Paid to Other NEOs ($)(2)(3)(4)	Klaviyo Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)	Net (Loss) Income ($ in thousands)(6)	Revenue ($ in thousands)(7)
2024	78,030	78,030	8,517,395	18,507,774	126	157	(46,142)	937,464
2023	78,031	78,031	15,740,735	17,260,349	85	115	(308,233)	698,099
_______________
(1)The following table shows for each Covered Year the adjustments made to the total compensation shown for our CEO, Andrew Bialecki, on the
SCT to arrive at “compensation actually paid” as reflected on the table above:

Adjustments to Determine Compensation Actually Paid to CEO	Fiscal Year 2024	Fiscal Year 2023
SCT total amount	$78,030	$78,031
Less amounts reported in “Option Awards” and “Stock Awards” columns in SCT for the Covered Year	—	—
Plus fair value at Covered Year-end of outstanding and unvested equity awards granted during the Covered Year	—	—
Plus (or less) change in fair value as of the Covered Year-end from the prior year-end of outstanding and unvested equity awards granted in prior fiscal years	—	—
Plus fair value at vesting of equity awards granted during the Covered Year that vested during the Covered Year	—	—
Plus (or less) change in fair value as of vesting date from the prior year- end of equity awards granted in prior fiscal years that vested during the Covered Year	—	—
TOTAL ADJUSTMENTS:	—	—
TOTAL COMPENSATION ACTUALLY PAID:	$78,030	$78,031
(2)For purposes of the adjustments to determine “compensation actually paid,” we computed the fair value of the RSUs awards in accordance with
FASB ASC Topic 718 as of the end of the relevant fiscal year, other than the fair values of equity awards that vested in the Covered Year, which are valued as of the applicable vesting date. The valuation assumptions used in the calculation of such amounts (as updated for purposes of this disclosure to reflect the relevant dates for purposes of calculating fair value) are set forth in note 2 to our audited consolidated financial statements included in the 2024 Annual Report.
(3)Our Other NEOs for the fiscal year ended December 31, 2024 were Amanda Whalen, Carmel Galvin, Steve Rowland, and Landon Edmond. Our
Other NEOs for the fiscal year ended December 31, 2023 were Amanda Whalen, Steve Rowland, and Landon Edmond.
(4)The following table shows for each Covered Year the adjustments made to the average of the total compensation shown for our Other NEOs on the
SCT to arrive at average “compensation actually paid” as reflected on the table above:

Adjustments to Determine Average Compensation Actually Paid to Other NEOs	Fiscal Year 2024	Fiscal Year 2023
SCT total amount	$8,517,395	$15,740,735
Less average amount reported in “Option Awards” and “Stock Awards” columns in SCT for the Covered Year	(7,755,777)	(15,206,783)
Plus average fair value at Covered Year-end of outstanding and unvested equity awards granted during the Covered Year	11,192,113	14,250,668
Plus (or less) average change in fair value as of the Covered Year-end from the prior year-end of outstanding and unvested equity awards granted in prior fiscal years	4,367,683	642,693
Plus average fair value at vesting of equity awards granted during the Covered Year that vested during the Covered Year	1,608,102	882,814
Plus (or less) average change in fair value as of vesting date from the prior year-end of equity awards granted in prior fiscal years that vested during the Covered Year	578,259	950,223
TOTAL ADJUSTMENTS:	9,990,379	1,519,614
TOTAL AVERAGE COMPENSATION ACTUALLY PAID:	$18,507,774	$17,260,349
(5)TSR shown in this table utilizes the S&P 500 Information Technology Index. The comparison assumes $100.00 was invested in our Series A common stock and the S&P 500 Information Technology Index at their respective closing prices on our IPO Date and ending on December 31 of each Covered Year. The historical TSR represents past performance and should not be considered an indication of future TSR.
(6)Reflects “Net (loss) income” for each Covered Year as set forth in our consolidated statements of operations included in our Annual Report on Form
10-K for each of the Covered Years. For the avoidance of doubt, “Net (loss) income” is a GAAP measure.
(7)Reflects “Revenue” for each Covered Year as set forth in our consolidated statements of operations included in our Annual Report on Form 10-K for each of the Covered Years. For the avoidance of doubt, “Revenue” is a GAAP measure. The company determined that revenue is the financial performance measure that, in the company’s assessment, represents the most important financial performance measure used to link compensation actually paid to our named executive officers for the most recently completed fiscal year to company performance. We utilize revenue as a performance metric in our Bonus Plan.
Financial Performance Measures
Listed below are the “most important” financial performance measures used by us to link “compensation actually paid” to our CEO and our Other NEOs in the fiscal year ended December 31, 2024 to company performance. We did not use any other financial performance measures to directly link executive compensation actually paid to company performance. For further information regarding these financial performance measures as well as other factors used in our long-term equity incentive and performance-based cash bonus programs, please refer to the section of this Proxy Statement titled
“Compensation Discussion and Analysis.”
•Revenue
•Non-GAAP operating income
See Appendix A to this Proxy Statement for a reconciliation of GAAP to non-GAAP financial measures and other information.

Analysis of Information Presented in the Pay Versus Performance Table
The following graph shows the relationships between the “compensation actually paid” to our CEO and the average
“compensation actually paid” to our Other NEOs, the cumulative TSR for our Series A common stock, and the cumulative
TSR for our peer group each Covered Year.

Compensation Actually Paid vs.
Klaviyo and Peer Group Total Shareholder Return
Compensation Actually Paid ($ thousands)
$100,000
$10,000
$1,000
$100
$10
$1
$17,260
$18,508
$78
$78
Total Shareholder Return ($)
$200
$160
$120
$80
$40
$0
FY 2023
FY 2024
Compensation Actually Paid (CEO)
Compensation Actually Paid (Other NEOs)
Klaviyo TSR
Peer Group TSR

The following graph shows the relationship between the “compensation actually paid” to our CEO and the average
“compensation actually paid” to our Other NEOs and our reported annual revenue for each Covered Year. The growth of annual revenue is a significant performance target in the Bonus Plan for our named executive officers in the fiscal year ended December 31, 2024 and impacts the amount of annual cash bonus that our named executive officers receive in the fiscal year.

Compensation Actually Paid vs. Revenue
Compensation Actually Paid ($ thousands)
Revenue ($ thousands)
$100,000
$10,000
$1,000
$100
$10
$1
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$17,260
$18,508
$78
$78
FY 2023
FY 2024
Compensation Actually Paid (CEO)
Compensation Actually Paid (Other NEOs)
Revenue

The following graph shows the relationship between the “compensation actually paid” to our CEO and the average
“compensation actually paid” to our Other NEOs and our reported annual net (loss) income for each Covered Year. We do not currently use net (loss) income as a financial performance measure in our executive compensation program.

Compensation Actually Paid vs. Net (Loss) Income
Compensation Actually Paid ($ thousands)
$100,000
$10,000
$1,000
$100
$10
$1
$17,260
$78
$18,508
$78
FY 2023
FY 2024
$-
$(70,000)
$(140,000)
$(210,000)
$(280,000)
$(350,000)
Net (Loss) Income ($ thousands)
Compensation Actually Paid (CEO)
Compensation Actually Paid (Other NEOs)
Net (Loss) Income

All of the information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the company specifically incorporates such information by reference.

CEO PAY RATIO
For the fiscal year ended December 31, 2024, the median of the annual total compensation of all of our employees (other than our CEO) was $195,510 and the annual total compensation of our CEO, as reported in the “Total” column of the
“Summary Compensation Table” included in this Proxy Statement, was $78,030. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees was 0.40 to
1.
The pay ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance and is based on our internal records and the methodology described below. The SEC rules provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as the SEC has explained, in considering the pay-ratio disclosure, stockholders should keep in mind that the SEC rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures. Accordingly, the pay ratio and related disclosure reported by other companies may not be comparable to the pay ratio and related disclosure provided herein.
Methodology Used to Identify Median Employee
We identified the employee with annual total compensation at the median of the compensation of all of our employees excluding our CEO (the “median employee”) by considering our employee population as of December 31, 2024
(“Employee Population Determination Date”).
We considered all individuals, excluding our CEO, who were employed by us (including our consolidated subsidiaries) on the Employee Population Determination Date, whether employed in the United States or outside the United States, or on a full-time, part-time, seasonal, or temporary basis, including employees on a leave of absence (such group of employees,
“our employee population”). Contractors were not included in our employee population.
Compensation for purposes of identifying the median employee was calculated as the sum of the following: (1) annual base salary as of December 31, 2024, which for employees hired during the fiscal year, was annualized; (2) target annual bonus and target annual commissions, each as in effect as of December 31, 2024; (3) for non-salaried employees, hourly rate as in effect as of December 31, 2024 annualized for a full year; and (4) the value, based on the closing price of our Series A common stock on the date of grant, of equity awards granted to our employee population during the fiscal year ended
December 31, 2024, which reflects all new hire and “refresh” stock awards granted to our employee population during the fiscal year. For members of our employee population who were paid other than in U.S. dollars, we converted their compensation to U.S. dollars using foreign exchange rates in effect as of December 31, 2024 as provided in our system of record for compensation information. We believe our methodology represents a consistently applied compensation measure because it strikes a balance in terms of administrative burden while consistently treating all the primary compensation components for our worldwide workforce and capturing a full year of each of such primary compensation components.
Using this approach, we determined the median employee. After identifying the median employee based on the methodology above, we calculated the annual total compensation for such median employee for fiscal year 2024 using the same methodology we used to calculate the amount reported for our named executive officers in the “Total” column of the
“Summary Compensation Table” included in this Proxy Statement.

PROPOSAL FOUR
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY
VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER
We are providing our stockholders with the opportunity to vote, on a non-binding advisory basis, for their preference regarding how frequently we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers, which is commonly referred to as “say-on-pay.” In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we
must provide our stockholders with this opportunity at least once every six years.
After considering the benefits and consequences of each frequency, our Board recommends that the say-on-pay vote be submitted to stockholders every year. In formulating its recommendation, our Board considered that compensation decisions are made annually and that an annual advisory vote on the compensation of our named executive officers will allow stockholders to provide more timely and direct input on our compensation philosophy, policies, and practices. Our
Board believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.
Stockholders are not voting to approve the recommendation of our Board. Instead, in response to the resolution set forth below, you may indicate your preferred frequency for holding future non-binding advisory votes to approve the compensation of our named executive officers by voting for a frequency of 1 year, 2 years, or 3 years, or you may abstain from voting:
“RESOLVED, that the option of once every 1 year, 2 years or 3 years that receives the highest number of votes properly cast will be deemed to be the preferred frequency of the stockholders with which Klaviyo, Inc. is to hold future votes to approve, on a non-binding advisory basis, the compensation of its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
As an advisory vote, the result of this proposal is not binding on us, our Board, or our Compensation Committee in any
way. As such, the results of this proposal will not be construed to create or imply any change to the fiduciary duties of our
Board. Our Board may decide that it is in our and our stockholders’ best interests to hold future non-binding advisory votes on the compensation of our named executive officers more or less frequently than the frequency selected by our stockholders. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to our management and our Board, and, accordingly, our Board and our Compensation Committee intend to consider the results of this vote in making future determinations regarding the frequency of holding future say-on-pay votes.
Vote Required
The frequency receiving the highest number of votes from all votes properly cast at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD RECOMMENDS A VOTE, ON A NON-BINDING ADVISORY BASIS, TO HOLD FUTURE
STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER
EVERY “1 YEAR.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our Series A common stock and
Series B common stock as of April 15, 2025 (the “Beneficial Ownership Date”) for:
•each of our named executive officers;
•each of our directors;
•all of our current executive officers and directors as a group; and
•each person, or group affiliated persons, known by us to be the beneficial owner of more than five percent of any class of our voting securities.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned as of the Beneficial Ownership Date, subject to community property laws where applicable. We have deemed shares of our common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of the
Beneficial Ownership Date and RSUs that would vest based on time and service conditions within 60 days of the
Beneficial Ownership Date to be beneficially owned by the person holding the option, warrant, or RSUs for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.
We have based our calculation of the percentage of beneficial ownership on 94,674,729 shares of our Series A common stock and 180,972,130 shares of our Series B common stock outstanding on the Beneficial Ownership Date. Percentage ownership of voting power represents voting power with respect to all shares of our Series A common stock and Series B common stock, as a single class. Each holder of our Series A common stock is entitled to one vote per share and each holder of our Series B common stock is entitled to ten votes per share on all matters submitted to a vote of the stockholders. The holders of our voting stock, consisting of Series A common stock and Series B common stock, generally vote together as a single class on all matters submitted to a vote of our stockholders, unless otherwise required by Delaware law or our amended and restated certificate of incorporation. Each outstanding share of Series B common stock is convertible at any time at the option of the holder into one share of Series A common stock.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Klaviyo, Inc., 125 Summer
Street, 6th Floor, Boston, Massachusetts 02110.

	Shares Beneficially Owned				Percent of Total Voting Power
	Series A Common Stock		Series B Common Stock
Name of Beneficial Owner	Number of Shares (#)	Percentage	Number of Shares (#)	Percentage
5% Stockholders:
Entities affiliated with Summit Partners(1)	—	*	38,827,778	21.5%	20.4%
Shopify Strategic Holdings 3 LLC(2)	—	*	31,338,754	15.9%	15.2%
Entities affiliated with Accomplice(3)	53,664	*	11,087,390	6.1%	5.8%
The Vanguard Group(4)	7,075,227	7.5%	—	*	*
Named Executive Officers and Directors:
Andrew Bialecki(5)	—	*	98,865,414	48.8%	46.7%
Steve Rowland(6)	112,007	*	51,312	*	*
Amanda Whalen(7)	70,911	*	245,535	*	*
Landon Edmond(8)	112,080	*	22,500	*	*
Carmel Galvin(9)	107,477	*	—	*	*
Ed Hallen(10)	—	*	32,989,106	18.2%	17.3%
Michael Medici	—	*	—	*	*
Ping Li(11)	38,928	*	4,619,435	2.6%	2.4%
Jennifer Ceran(12)	8,532	*	120,333	*	*
Tony Weisman(13)	104,365	*	—	*	*
Roxanne Oulman(14)	8,532	*	46,666	*	*
Susan St. Ledger(15)	8,532	*	36,166	*	*

Chano Fernandez(16)	23,528	*	16,333	*	*
All directors and executive officers as a group (13 persons)(17)	594,892	*	137,012,800	67.6%	64.6%
_______________
*Represents less than one percent (1%).
(1)Based on information set forth in a Form 4 filed on March 17, 2025.. Consists of (i) 22,948,085 shares of Series B common stock held by Summit
Partners Growth Equity Fund IX-A, L.P., (ii) 14,328,463 shares of Series B common stock held by Summit Partners Growth Equity Fund IX-B, L.P.,
(iii) 1,414,967 shares of Series B common stock held by Summit Partners Co-Invest (Kiwi), L.P., (iv) 120,609 shares of Series B common stock held by
Summit Investors GE IX/VC IV, LLC, and (v) 15,654 shares of Series B common stock held by Summit Investors GE IX/VC IV (UK), L.P.
Summit Partners, L.P. is the manager of Summit Partners GE IX, LLC, which is the general partner of Summit Partners GE IX, LP, which is the general partner of Summit Partners Growth Equity Fund IX-A, L.P. and Summit Partners Growth Equity Fund IX-B, L.P. Summit Partners, L.P. is the
managing member of Summit Partners Co-Invest Kiwi GP, LLC, which is the general partner of Summit Partners Co-Invest (Kiwi), L.P. Summit Master
Company, LLC is the general partner of Summit Partners, L.P., which is the manager of Summit Investors Management, LLC, which is the manager of
Summit Investors GE IX/VC IV, LLC and the general partner of Summit Investors GE IX/VC IV (UK), L.P. Summit Master Company, LLC, as the
managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to Summit
Partners, L.P. and its investment committee responsible for voting and investment decisions with respect to the reported shares. The investment committee, which is currently composed of Peter Y. Chung, Scott C. Collins, and Peter L. Rottier, may be deemed to have voting and dispositive authority over the reported shares held by the foregoing entities and, therefore, may beneficially own such shares. The address of each of the entities and persons mentioned in this footnote is 222 Berkeley Street, 18th Floor, Boston, MA 02116.
(2)Based on information set forth in a Schedule 13D filed on February 21, 2025. Consists of (i) 15,251,198 shares of Series B common stock held by
Shopify Strategic Holdings 3 LLC (“Shopify Strategic”), (ii) 344,382 shares of Series B common stock issuable upon the exercise of warrants outstanding as of the Beneficial Ownership Date to purchase 3,443,822 shares of Series B common stock with an exercise price of $0.01 per share, of which 344,382 will be vested and exercisable within 60 days of the Beneficial Ownership Date, and (iii) 15,743,174 shares of Series B common stock which may be purchased by Shopify Strategic at a price per share of $88.9274 at any time until July 28, 2030 pursuant to the Investment Option under the Shopify Common Stock Purchase Agreement (as defined herein). The address for Shopify Strategic is 251 Little Falls Drive, Wilmington, Delaware,
19808.
(3)Based on information set forth in a Schedule 13G filed by Accomplice Fund I, L.P. on February 1, 2024 and a Form 4 filed by Jeff Fagnan on April 10,
2025. Consists of (i) 26,720 shares of Series A common stock and 11,087,390 shares of Series B common stock held by Accomplice Fund I, L.P., (ii)
3,900 shares of Series A common stock held by Leno2, LLC, (iii) 23,000 shares of Series A common stock held by Tailwater Investments, LLC, and
(iv) 44 shares of Series A common stock held by an immediate family member of Jeff Fagnan. Accomplice Associates I, LLC is the general partner of
Accomplice Fund I, L.P. Jeff Fagnan is the Class A Member of Accomplice Associates I, LLC and may be deemed to have beneficial ownership of the shares held directly by Accomplice Associates I, LLC. Leno2, LLC is an entity controlled by Jeff Fagnan and Jeff Fagnan may be deemed to have beneficial ownership of the shares. Tailwater Investments, LLC is an entity wholly owned by Jeff Fagnan and Jeff Fagnan may be deemed to have beneficial ownership of the shares. The address for each of the entities previously listed is 56 Wareham Street, Floor 3, Boston, MA 02118.
(4)Based on information set forth in a Schedule 13G filed on November 12, 2024. Consists of 7,075,227 shares of Series A common stock held by The
Vanguard Group. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)Consists of (i) 64,413,170 shares of Series B common stock held by Andrew Bialecki, (ii) 21,429,184 shares of Series B common stock issuable upon the exercise of stock options exercisable within 60 days of the Beneficial Ownership Date, (iii) 43,218 shares of Series B common stock held by Mr.
Bialecki’s spouse, (iv) 11,945,830 shares of Series B common stock held by the Andrew P. Bialecki Grantor Retained Annuity Trust I of 2023, of which
Mr. Bialecki serves as the trustee, (v) 517,006 shares of Series B common stock held by the Andrew P. Bialecki Irrevocable GST Trust of 2023, of
which Mr. Bialecki’s spouse serves as the trustee, and (vi) 517,006 shares of Series B common stock held by the Elizabeth L. Bialecki Irrevocable GST
Trust of 2023, of which Mr. Bialecki serves as the trustee.
(6)Consists of (i) 86,255 shares of Series A common stock, (ii) 25,752 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, and (iii) 51,312 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the
Beneficial Ownership Date, in each case held by Steve Rowland.
(7)Consists of (i) 26,911 shares of Series A common stock, (ii) 44,000 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (iii) 170,535 shares of Series B common stock, and (iv) 75,000 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, in each case held by Amanda Whalen.
(8)Consists of (i) 85,864 shares of Series A common stock, (ii) 26,216 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, and (iii) 22,500 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the
Beneficial Ownership Date, in each case held by Landon Edmond.
(9)Consists of (i) 56,151 shares of Series A common stock and (ii) 51,326 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, in each case held by Carmel
Galvin.
(10)Consists of 32,989,106 shares of Series B common stock held by Ed Hallen.
(11)Based on information set forth in a Schedule 13G filed February 14, 2025. Consists of (i) 31,147 shares of Series A common stock held by Ping Li and
Kim Li, Trustee of the Li Family Trust, dated July 24, 2009, (ii) 7,781 shares of Series A common stock held by Li Family GST Exempt Trust, (iii)
1,055,195 shares of Series B common stock held by Accel Growth Fund V L.P., (iv) 44,808 shares of Series B common stock held by Accel Growth
Fund V Strategic Partners L.P., (v) 54,855 shares of Series B common stock held by Accel Growth Fund V Investors (2019) L.L.C., (vi)
3,163,506 shares of Series B common stock held by Accel Leaders Fund II L.P., (vii) 134,772 shares of Series B common stock held by Accel Leaders
Fund II Strategic Partners L.P., and (viii) 166,299 shares of Series B common stock held by Accel Leaders Fund II Investors (2019) L.L.C. Accel
Growth Fund V Associates L.L.C. (“AGF5A”) is the general partner of both Accel Growth Fund V L.P. and Accel Growth Fund V Strategic Partners
L.P., and has the sole voting and investment power. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and Richard P. Wong are the
managing members of AGF5A and share such powers. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and Richard P. Wong are the
managing members of Accel Growth Fund V Investors (2019) L.L.C., and share the voting and investment powers. Accel Leaders Fund II Associates
L.L.C. (“ALF2A”) is the general partner of both Accel Leaders Fund II L.P. and Accel Leaders Fund II Strategic Partners L.P., and has the sole voting and investment power. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and Richard P. Wong are the managing members of ALF2A and share such powers. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney, and Richard P. Wong are the managing members of Accel
Leaders Fund II Investors (2019) L.L.C., and share the voting and investment powers. Each managing member or director disclaims beneficial ownership except to the extent of their pecuniary interest therein. The address for each of the reporting entities is 500 University Avenue, Palo Alto, CA
94301.
(12)Consists of (i) 8,532 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date and (ii) 120,333 shares of Series B common stock, in each case held by Jennifer Ceran.

(13)Consists of (i) 75,000 shares of Series A common stock held by Tony Weisman, (ii) 8,532 shares of Series A common stock held by Mr. Weisman subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial
Ownership Date, and (iii) 20,833 shares of Series A common stock held by Tony G. Weisman TTEE Tony G. Weisman Declaration of Trust Dated
06-27-2000, of which Mr. Weisman is the trustee.
(14)Consists of (i) 8,532 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (ii) 23,333 shares of Series B common stock, and (iii) 23,333 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial
Ownership Date, in each case held by Roxanne Oulman.
(15)Consists of (i) 8,532 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (ii) 12,833 shares of Series B common stock, and (iii) 23,333 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial
Ownership Date, in each case held by Susan St. Ledger.
(16)Consists of (i) 14,996 shares of Series A common stock, (ii) 8,532 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, and (iii) 16,333 shares of Series B common stock, in each case held by Chano Fernandez.
(17)Consists of (i) 404,938 shares of Series A common stock, (ii) 189,954 shares of Series A common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, (iii) 115,388,138 shares of Series B common stock, (iv) 195,478 shares of Series B common stock subject to outstanding RSUs for which the time and service condition has been satisfied or would be satisfied within 60 days of the Beneficial Ownership Date, and (v) 21,429,184 shares of Series B common stock issuable upon the exercise of stock options exercisable within 60 days of the Beneficial Ownership Date, in each case held by our current directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, in the sections titled “Director Compensation” and “Executive Compensation,” the following is a description of each transaction since January 1, 2024, certain related transactions from prior to January 1, 2024, and each currently proposed transaction in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.
Agreements with Shopify
From June to July 2022, we negotiated and entered into a series of agreements and transactions listed below with Shopify
Inc. and certain of its affiliates (collectively, “Shopify”), a beneficial owner of more than 5% of our capital stock.
Shopify Investment Option
Pursuant to the terms of a stock purchase agreement with Shopify, dated June 24, 2022 (the “Shopify Common Stock
Purchase Agreement”), we granted Shopify the right to purchase up to 15,743,174 additional shares of our common stock at a price of $88.9274 per share, or an aggregate purchase price of approximately $1.4 billion (the “Investment Option”).
The Investment Option is exercisable by Shopify at any time until July 28, 2030. Shopify has not exercised any portion of the Investment Option.
Revenue Sharing Agreement
On July 28, 2022, we entered into a revenue sharing agreement with Shopify (the “Shopify Revenue Sharing Agreement”), pursuant to which Shopify agreed to maintain our designation as a “Plus Partner” on their platform and, with respect to revenue generated by certain Shopify merchants through the use of our platform, we agreed to pay Shopify (i) a monthly integration fee for each Shopify merchant designated as a “Shopify Plus Merchant” that uses our platform and meets certain criteria (which integration fee is subject to an annual increase at Shopify’s election, up to a maximum increase of not more than a percentage calculated through a formula provided in the Shopify Revenue Sharing Agreement) and (ii) for
all revenue generated through our platform by Shopify merchants designated as “Shopify Core Merchants” in respect of leads attributed to Shopify, an amount equal to the lesser of a fixed percentage of such revenues or the amounts owed to
Shopify under their standard partnership agreements applicable to all Shopify partners. The term of the Shopify Revenue
Sharing Agreement is concurrent with the term of the Collaboration Agreement (as defined and further described below)
and will terminate upon the termination of the Collaboration Agreement. During the fiscal year ended December 31, 2024, we incurred $27.4 million related to fees paid under the Shopify Revenue Sharing Agreement, $24.8 million of which was incurred and paid during the fiscal year ended December 31, 2024 and $2.6 million of which was incurred during the fiscal year ended December 31, 2024 and paid in January and February of the fiscal year ending December 31, 2025.
Collaboration Agreement
On July 28, 2022, we entered into a collaboration agreement with Shopify (the “Collaboration Agreement”). The
Collaboration Agreement governs our strategic collaboration with Shopify for the purposes of creating greater interoperability between our platforms, including promoting us as the recommended email solution provider for all Shopify merchants designated “Shopify Plus Merchants.” In addition, Shopify agreed, for a certain period, to give equal opportunity and equal status to SMS marketing providers. The term of the Collaboration Agreement is for an initial period of 7 years, which automatically renews for successive one-year periods unless either party provides notice of termination at least 180 days prior to the expiration of the initial 7-year period, or at least 90 days prior to the expiration of a one-year renewal period. The Collaboration Agreement cannot be terminated for convenience, although in the event that we are acquired by a competitor of Shopify specified in the Collaboration Agreement, Shopify may terminate the Collaboration
Agreement upon the closing of such transaction or at any time during a period of 60 days thereafter.
Warrants
On July 28, 2022, we issued to Shopify warrants (the “Shopify Warrants”) to purchase up to an aggregate of 15,743,174 shares of our common stock at an exercise price of $0.01 per share, or an aggregate purchase price of approximately

$157,432, expiring upon the earliest of (i) July 28, 2032 and (ii) the occurrence of certain liquidation transactions. The
Shopify Warrants were issued in connection with the Collaboration Agreement with Shopify, and 25% of the total number of shares subject to each of the Shopify Warrants vested and became exercisable upon entry into the Collaboration
Agreement. The remaining 75% of the total number of shares subject to each of the Shopify Warrants vest and become exercisable in equal quarterly installments for a period of five years from the effective date of the Collaboration
Agreement, except that the vesting of 25% of the total number of shares subject to each of the Shopify Warrants was accelerated, and such shares vested and became exercisable, immediately prior to the completion of our IPO. Any vesting of the Shopify Warrants shall cease, and the unvested portion shall be immediately canceled, upon the earlier of (i) a material breach by Shopify of the Collaboration Agreement that remains uncured for 30 days and (ii) the early termination of the Collaboration Agreement by Shopify.
As of April 15, 2025, Shopify has partially exercised the Shopify Warrants with respect to an aggregate of 12,299,352 shares of our common stock.
Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement, dated as of May 10, 2021 (the “Investors’ Rights
Agreement”), that provides, among other things, certain holders of our capital stock, including entities affiliated with
Summit Partners, Shopify, and Accomplice, which each beneficially own more than 5% of our capital stock, Andrew
Bialecki, our Chief Executive Officer, Co-Founder and Director and beneficial owner of more than 5% of our capital stock,
Ed Hallen, our Chief Strategy Officer, Co-Founder and Director and beneficial owner of more than 5% of our capital stock, and entities affiliated with Accel, of which Ping Li, a member of our Board, is a partner, with registration rights.
Other Transactions
We have entered into offer letter agreements and employment agreements with certain of our executive officers. For more information regarding these agreements with our named executive officers, see the section titled “Agreements with Our
Named Executive Officers.”
We have granted RSU awards to certain of our directors and executive officers. For more information regarding the RSU awards granted to our directors and named executive officers, see the sections titled “Director Compensation” and
“Executive Compensation.”
We have entered into severance and change in control arrangements with certain of our executive officers that, among other things, provide for certain severance and change in control benefits.
During the fiscal year ended December 31, 2024, Mr. Hallen received an aggregate of $193,039 in cash compensation and
$7,752 in 401(k) matching contributions in connection with his employment with us as Chief Product Officer and, since
November 2024, as Chief Strategy Officer.
Other than as described under this section titled “Certain Relationships and Related Person Transactions,” since January 1,
2024, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.
Limitation of Liability and Indemnification of Directors and Officers
Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors and officers, except liability for the following:
•any breach of their duty of loyalty to our company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•for our directors, unlawful payments of dividends or unlawful stock repurchases, or redemptions as provided in
Section 174 of the Delaware General Corporation Law (the “DGCL”);
•any transaction from which they derived an improper personal benefit; or
•for our officers, any derivative action by or in the right of the corporation.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors and officers of corporations, then the personal liability of our directors and officers will be further limited to the greatest extent permitted by the DGCL.
In addition, our Bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our Bylaws further provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise. Our Bylaws also provide that we must advance expenses incurred by or on behalf of a director in advance of the final disposition of any action or proceeding, subject to very limited exceptions and that we may advance expenses incurred by or on behalf of our officers in advance of the final disposition of any action or proceeding.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit, or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, Bylaws, and indemnification agreements that we have entered into (or may enter into in the future) with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and our other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees, or other agents or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We have obtained insurance policies under which, subject to the limitations of these policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Policies and Procedures for Related Party Transactions
Our Audit Committee charter provides that the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions, arrangements, or relationships (or any series of similar transactions, arrangements, or relationships) between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest, and our Board has adopted written policies and procedures for the review of any such transaction, arrangement, or relationship. For purposes of these policies and procedures, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. In determining whether to approve or ratify any such transaction, our Audit Committee will take into account, among other factors it deems appropriate, (i)
whether the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (ii) whether the transaction is otherwise consistent with the interests of the Company and its stockholders, and (iii) the extent of the related party’s interest in the transaction.
All of the transactions described above were entered into prior to the adoption of this policy. Accordingly, each was approved by disinterested members of our Board after making a determination that the transaction was executed on terms no less favorable than those that could have been obtained from an unrelated third party.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What are proxy materials?
As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. A Proxy Statement is a document that includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting your shares at the Annual Meeting. The proxy materials for the Annual Meeting include this Proxy Statement, an annual report to stockholders, including the 2024 Annual Report, and the proxy card or a voting instruction form for the Annual Meeting. The accompanying proxy is delivered and solicited on behalf of our Board in connection with the Annual Meeting, which will be held virtually via live webcast on the internet at www.virtualshareholdermeeting.com/KVYO2025 on June 10, 2025 at 11:00 a.m., Eastern Time.
Why did I receive a Notice of Internet Availability of Proxy Materials?
Pursuant to SEC rules, we may furnish proxy materials, including this Proxy Statement and the 2024 Annual Report, to our stockholders by providing access to these documents on the internet instead of mailing printed copies, and we have elected to do so.
Accordingly, on or about April 23, 2025, we expect to mail the Notice to all stockholders of record entitled to vote at the
Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed set may be found in the Notice. The Proxy Statement and our 2024 Annual Report can be accessed directly at www.proxyvote.com using the control number located on your Notice, on your proxy card, or in the instructions that accompanied the proxy materials
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, after ten calendar days have passed since our first mailing of the Notice.
What am I voting on?
There are four matters scheduled for a vote at the Annual Meeting:

Proposal		Board’s Voting Recommendation

(1)
Election of Ed Hallen, Michael Medici, and Roxanne Oulman as Class II
directors, each to hold office until our annual meeting of stockholders in
2028 and until their successor is duly elected and qualified, or until their earlier death, resignation, or removal.
“FOR” the election of each of Ed Hallen, Michael Medici, and Roxanne Oulman as a Class II director.

(2)	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

(3)	Non-binding advisory vote on the compensation of our named executive officers.	“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

(4)	Non-binding advisory vote on the frequency of future stockholder advisory votes to approve, on a non-binding and advisory basis, the compensation paid to our named executive officers.	To hold future stockholder advisory votes on the compensation of our named executive officers every “1 YEAR.”

How many votes are needed for approval of each proposal?
The voting requirements for each proposal being voted on at the Annual Meeting, as well as the effect of votes withheld, abstentions, and broker non-votes, if any, are as follows:
•Proposal One: The election of Class II directors requires a plurality of the votes properly cast for the applicable nominee to be elected. “Plurality” means that the nominees who receive the largest number of votes cast “FOR”
are elected as directors. You may vote “For” or “Withhold” on each of the nominees on this proposal. Proposal
One is considered to be a “non-routine” matter under the rules of the NYSE. Accordingly, if you are a beneficial owner of shares held in an account with a brokerage firm, bank, or other nominee (or in “street name”) and do not provide voting instructions to your brokerage firm, bank, or other nominee by its deadline, your brokerage firm, bank, or other nominee may not vote your shares on this proposal, resulting in a “broker non-vote.” Shares voting
“Withhold” and broker non-votes will have no effect on the outcome of the vote on this proposal.
•Proposal Two: The ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes properly cast on this proposal. You may vote “For,” “Against,” or “Abstain” on this proposal. Proposal Two is considered to be a “routine” matter under the rules of the NYSE. Accordingly, if you are a beneficial owner of shares held in
“street name” and do not provide voting instructions to your brokerage firm, bank, or other nominee by its deadline, your shares may be voted on Proposal Two by your brokerage firm, bank, or other nominee in its discretion. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
•Proposal Three: The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the votes properly cast on this proposal. You may vote
“For,” “Against,” or “Abstain” on this proposal. Because this proposal is an advisory vote, the result will not be binding on our Board, our Compensation Committee, or us. However, our Board and our Compensation
Committee will consider the outcome of the vote when determining the future compensation of our named executive officers. Proposal Three is considered to be a “non-routine” matter under the rules of the NYSE.
Accordingly, if you are a beneficial owner of shares held in “street name” and do not provide voting instructions to your brokerage firm, bank, or other nominee by its deadline, your brokerage firm, bank, or other nominee may not vote your shares on this proposal, resulting in a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
•Proposal Four: The frequency receiving the most votes properly cast will be deemed to be the frequency preferred by the stockholders. You may vote for a frequency of “1 year,” “2 years,” “3 years,” or “Abstain” on this proposal. Because this proposal is an advisory vote, the result will not be binding on our Board, our Compensation
Committee, or us. However, our Board and our Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders future say-on-pay votes. Proposal Four is considered to be a “non-routine” matter under the rules of the NYSE. Accordingly, if you are a beneficial owner of shares held in “street name” and do not provide voting instructions to your brokerage firm, bank, or other nominee by its deadline, your brokerage firm, bank, or other nominee may not vote your shares on this proposal, resulting in a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote through the internet, by telephone, by completing a proxy card, or online during the Annual Meeting, your shares will not be voted. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our Board.
If I am a beneficial owner of shares held in an account with a brokerage firm, bank, or other nominee (or in “street name”) and I do not provide my brokerage firm, bank, or other nominee with voting instructions, what happens?
If you are a beneficial owner of shares held in “street name” and do not instruct your brokerage firm, bank, or other nominee how to vote your shares, your brokerage firm, bank, or other nominee may still be able to vote your shares in its discretion. Under the rules of the NYSE, brokerage firms, banks, and other nominees that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. A broker non-vote occurs when a brokerage firm, bank, or other nominee has not received voting instructions from the beneficial owner of the shares and the brokerage firm, bank, or other nominee cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Proposal One, Proposal Three, and

Proposal Four are considered to be “non-routine” under NYSE rules, meaning that your brokerage firm, bank, or other nominee may not vote your shares on the proposal in the absence of your voting instructions, which would result in a
“broker non-vote.” Conversely, Proposal Two is considered to be “routine” under NYSE rules, meaning that if you do not return voting instructions to your brokerage firm, bank, or other nominee by its deadline, your shares may be voted on
Proposal Two by your brokerage firm, bank, or other nominee in its discretion.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to the brokerage firm, bank, or other nominee as to how to vote your shares on matters considered to be “non-routine” under
NYSE rules, the brokerage firm, bank, or other nominee cannot vote the shares. These unvoted shares are counted as
“broker non-votes.” Proposal One, Proposal Three, and Proposal Four are “non-routine” matters under NYSE rules and, therefore, broker non-votes may occur in connection with such proposals.
What is a quorum?
A quorum is the minimum number of shares or voting power required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our Bylaws and Delaware law.
A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of our stock entitled to vote at the Annual Meeting are present at the Annual Meeting either by virtual attendance or by proxy. As of the
Record Date, there were 94,674,729 shares of Series A common stock and 180,972,130 shares of Series B common stock outstanding and entitled to vote. Each share of Series A common stock is entitled to one vote on each proposal and each share of Series B common stock is entitled to ten votes on each proposal.
Your shares will be counted as present only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, or other nominee) or if you vote online during the Annual Meeting. Votes withheld, abstentions, and broker non-votes will be counted as shares present for purposes of the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or holders of a majority of the voting power of the shares present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date.
What if another matter is properly brought before the Annual Meeting?
Our Board does not intend to bring any other matters to be voted on at the Annual Meeting, and currently knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
How do I attend and ask questions during the Annual Meeting?
We will be hosting the Annual Meeting online via live webcast only. You can attend the Annual Meeting live online at
www.virtualshareholdermeeting.com/KVYO2025 by logging in with your control number. The meeting will start at 11:00
a.m., Eastern Time, on Tuesday, June 10, 2025. We recommend that you log in a few minutes before 11:00 a.m., Eastern
Time, to ensure you are present when the Annual Meeting starts. The webcast will open 15 minutes before the start of the
Annual Meeting.
In order to enter the Annual Meeting live webcast, you will need your control number, which is located on the Notice or on your proxy card if you are a stockholder of record. If you are a beneficial owner of shares held in “street name,” your control number is included with your voting instruction card and voting instructions received from your brokerage firm, bank, or other nominee. Instructions on how to attend and participate are available at www.virtualshareholdermeeting.com/
KVYO2025.
If you would like to submit a question during the Annual Meeting, you may log in at www.virtualshareholdermeeting.com/
KVYO2025 using your control number, type your question into the “Ask a Question” field, and click “Submit.” When you log into the Annual Meeting, please review our rules of conduct, which have been prepared to ensure a productive and efficient meeting that is fair to all stockholders in attendance. We will answer as many questions as possible in the time allotted for the Annual Meeting. We will only answer questions that are submitted in accordance with the rules of conduct and are relevant to an agenda item to be voted on by stockholders at the Annual Meeting, subject to time constraints.

What if I have technical difficulties or trouble accessing the Annual Meeting?
We will have technicians available to assist you with any technical difficulties you may have accessing the virtual Annual
Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that is available online at www.virtualshareholdermeeting.com/KVYO2025.
Why are you holding a virtual meeting?
We are excited to embrace the latest technology to provide ease of access, real-time communication, and cost savings for our stockholders and our company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world. We have structured our virtual meeting to provide stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were 94,674,729 shares of Series A common stock (representing an aggregate of 94,674,729 votes) and 180,972,130 shares of Series B common stock (representing an aggregate of 1,809,721,300 votes) outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent,
Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone, or by completing and returning a printed proxy card.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee
If, at the close of business on the Record Date, your shares were not held in your name, but on your behalf by a brokerage firm, bank, or other nominee, then you are a beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by that nominee. Those shares will be reported as being held by the nominee (e.g., your brokerage firm)
in the system of record used for identifying stockholders. As a beneficial owner of the shares, you are invited to attend the
Annual Meeting, and you have the right to direct your brokerage firm, bank, or other nominee how to vote the shares in your account. Please refer to the voting instructions provided by your brokerage firm, bank, or other nominee. Many brokerage firms, banks, and other nominees enable beneficial owners to give voting instructions by telephone or over the internet as well as in writing. You are also welcome to attend the Annual Meeting and vote online during the meeting.
However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy (sometimes referred to as a “legal proxy”) from your brokerage firm, bank, or other nominee. Follow the instructions from your brokerage firm, bank, or other nominee included with the proxy materials, or contact your nominee to request a proxy form. You may access the meeting and vote by logging in with your control number at www.virtualshareholdermeeting.com/KVYO2025.
How many votes do I have?
Each holder of shares of our Series A common stock will have one vote per share of Series A common stock held as of the
Record Date, and each holder of shares of our Series B common stock will have ten votes per share of Series B common stock held as of the Record Date. The holders of the shares of our Series A common stock and Series B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited.
How can I vote?
Your voting options depend on how you hold your shares.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote (i) online during the Annual Meeting or (ii) in advance of the Annual
Meeting by proxy through the internet, by telephone, or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend online and vote during the meeting. In such case, your previously submitted proxy will be disregarded. For more information, see the question below titled “Can I change my vote or revoke my proxy after submitting a proxy?”
•To vote through the internet in advance of the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. Votes through the internet must be received by 11:59 p.m., Eastern Time, on June 9, 2025 to be counted.
•To vote by telephone in advance of the Annual Meeting, call 1-800-690-6903 and follow the recorded instructions, including providing the control number located on the Notice, on your proxy card, or in the instructions that accompanied the proxy materials. Votes by telephone must be received by 11:59 p.m., Eastern Time, on June 9,
2025 to be counted.
•To vote using a printed proxy card in advance of the Annual Meeting, complete, sign, and date a printed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card by 11:59 p.m., Eastern Time, on June 9, 2025, we will vote your shares as directed.
•To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at
www.virtualshareholdermeeting.com/KVYO2025, starting at 11:00 a.m., Eastern Time, on Tuesday, June 10, 2025.
You will need to enter the control number located on the Notice, on your proxy card, or in the instructions that accompanied the proxy materials. The webcast will open 15 minutes before the start of the Annual Meeting.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee
If you are a beneficial owner of shares held on your behalf by a brokerage firm, bank, or other nominee, you should have received a notice containing voting instructions from that nominee rather than from us. To vote online during the Annual
Meeting, you must follow the instructions from such nominee.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed, and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board.
If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy, as described in the question below titled “Can I change my vote or revoke my proxy after submitting a proxy?”
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, by completing a proxy card, or online during the Annual Meeting.
Can I change my vote or revoke my proxy after submitting a proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:
•Submit another properly completed proxy card with a later date;
•Grant a subsequent proxy by telephone or through the internet;
•Send a timely written notice that you are revoking your proxy to our Secretary via email at
secretary@klaviyo.com; or
•Attend the Annual Meeting and vote online during the meeting. Attending the Annual Meeting will not, by itself, change your vote or revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a beneficial owner of shares held in “street name” on your behalf by a brokerage firm, bank, or other nominee, you should follow the instructions provided by that nominee.

How can I find out the results of the voting at the Annual Meeting?
We expect that preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual
Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K with the SEC to publish the preliminary results within four business days after the Annual Meeting and, within four business days after the final results are known to us, file an amendment to the Current Report on Form 8-K with the SEC to publish the final results.
Who is paying for this proxy solicitation?
We are paying for the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other nominees for the cost of forwarding proxy materials to beneficial owners. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Requirements for stockholder proposals to be considered for inclusion in the proxy materials
To be considered for inclusion in next year’s proxy materials, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing by December 26, 2025, to our Secretary at Klaviyo, Inc., 125
Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary.
Requirements for stockholder proposals to be brought before the annual meeting
Our Bylaws provide that, for stockholder proposals not included in next year’s proxy materials to be considered at an annual meeting, stockholders must provide timely advance written notice thereof to our Secretary at Klaviyo, Inc., 125
Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary. In order to be considered timely, notice of a proposal (including a director nomination) for consideration at the 2026 annual meeting of stockholders must be received by our Secretary in writing not later than the close of business on March 12, 2026 nor earlier than the close of business on
February 10, 2026. However, if our 2026 annual meeting of stockholders is not held between May 11, 2026 and August 9,
2026, the notice must be received not later than the close of business on the later of (A) the 90th day prior to the 2026 annual meeting of stockholders and (B) the 10th day following the day on which public announcement of the date of the
2026 annual meeting is first made. Any such notice to the Secretary must include the information required by our Bylaws.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must satisfy the foregoing requirements under our Bylaws and provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by no later than the close of business on April 11, 2026.
a

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as brokerage firms, banks, or other nominees)
to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy
Materials or other proxy materials addressed to those stockholders. This procedure, which is commonly referred to as
“householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokerage firms, banks, or other nominees with account holders who are our stockholders will likely be “householding” the proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your brokerage firm, bank, or other nominee that they will be “householding”
communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other proxy materials, please notify your brokerage firm, bank, or other nominee or us. Direct your written request to us at secretary@klaviyo.com or Klaviyo, Inc., 125 Summer Street, 6th Floor,
Boston, Massachusetts 02110, Attention: Secretary or call us at (617) 213-1788. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request
“householding” of their communications should contact their brokerage firms, banks, or other nominees or send a written request to us at secretary@klaviyo.com or the address above or call us at (617) 213-1788.
You may also obtain a separate Notice of Internet Availability of Proxy Materials or other proxy materials without charge by sending a written request to us at secretary@klaviyo.com or Klaviyo, Inc., 125 Summer Street, 6th Floor, Boston,
Massachusetts 02110, Attention: Secretary or calling us at (617) 213-1788.

OTHER MATTERS
As of the date of this Proxy Statement, our Board knows of no other matters that will be presented for consideration at the
Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with his or her best judgment.
ANNUAL REPORT
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual
Report on Form 10-K at investors.klaviyo.com. A copy of our Annual Report on Form 10-K for the fiscal year ended
December 31, 2024 is also available without charge upon written request to us at secretary@klaviyo.com or Klaviyo, Inc.,
125 Summer Street, 6th Floor, Boston, Massachusetts 02110, Attention: Secretary.

Select Defined Terms
Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR
(as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination.
We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the
Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination
(the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period
ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue
Retention Rate to measure this growth.

This Proxy Statement includes trademarks, such as “Klaviyo,” which are protected under applicable intellectual property laws in the United States, the European Union, the United Kingdom, Australia, and other jurisdictions. The Klaviyo design logo and our other registered or common law trademarks, service marks, or trade names appearing in this Proxy
Statement are the property of Klaviyo, Inc. and are protected under applicable intellectual property laws. Other trademarks and trade names referred to in this Proxy Statement are the property of their respective owners. We do not intend our use or display of other companies’ trade names or trademarks to imply an endorsement or sponsorship of us by such companies, or any relationship with any of these companies.
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this Proxy
Statement, including statements regarding our strategy, outlook, plans, intentions, or goals, including corporate governance and compensation strategies, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,”
“could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or
“continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. Any forward-looking statement made by us in this Proxy
Statement is based only on management’s current beliefs and our current expectations and projections about future events and trends and speaks only as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Proxy Statement to reflect events or circumstances after the date of this Proxy
Statement or to reflect new information or the occurrence of unanticipated events, except as required by law.
APPENDIX A
Statement Regarding Use of Non-GAAP Financial Measures
This Proxy Statement includes the following non-GAAP financial measures, which should be viewed as an addition to, and not a substitute for or superior to, financial measures calculated in accordance with GAAP.
•Non-GAAP operating income. Our non-GAAP operating income excludes significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements, including, but not limited to, (i)
amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) restructuring expenses.
•Non-GAAP operating margin. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue.
•Free cash flow. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs.
•Free cash flow margin. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our presentation of non‑GAAP financial measures may not be comparable to similar measures used by other companies. We encourage stockholders to carefully consider our results under GAAP, as well as our supplemental non‑GAAP information and the reconciliation between these presentations, to more fully understand our business.
Please see the tables below for reconciliations of GAAP and non‑GAAP financial measures.

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income
(In Thousands)

	Year Ended December 31,
	2024	2023
Operating loss	$(84,078)	$(330,622)
Stock-based compensation	135,212	340,799
Employer payroll tax on employee stock transactions	8,491	7,660
Amortization of prepaid marketing	52,897	52,897
Restructuring expense	—	7,366
Non-GAAP operating income	$112,522	$78,100
Operating margin	(9.0)%	(47.4)%
Non-GAAP operating margin	12.0%	11.2%

Reconciliation of Operating Cash Flow to Free Cash Flow
(In Thousands)
	Year Ended December 31,
	2024	2023
Cash provided by operating activities	$165,955	$119,371
Acquisition of property and equipment	(5,921)	(3,653)
Capitalization of software development costs	(11,305)	(5,705)
Free cash flow	$148,729	$110,013
Operating cash flow margin	17.7%	17.1%
Free cash flow margin	15.9%	15.8%

klaviyo

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KVYO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70855-P26346

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KLAVIYO, INC.

The Board of Directors recommends you vote "FOR" each of the following Class II director nominees:

1. To elect three Class II directors to serve until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominees:	**For**	**Withhold**
1a. Ed Hallen	☐	☐
1b. Michael Medici	☐	☐
1c. Roxanne Oulman	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:

The Board of Directors recommends you vote "FOR" the following proposal:

	For	**Against**	**Abstain**
3. To approve, on a non-binding advisory basis, the compensation of Klaviyo's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote "1 YEAR" on the following proposal:

	1 Year	**2 Years**	**3 Years**	**Abstain**
4. To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of Klaviyo's named executive officers.	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V70856-P26346

KLAVIYO, INC.
Annual Meeting of Stockholders
June 10, 2025 11:00 a.m. Eastern Time
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Amanda Whalen and Landon Edmond, and each of them, as proxies, with full power of substitution and revocation, and hereby authorize(s) them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Klaviyo, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/KVYO2025 on Tuesday, June 10, 2025, at 11:00 a.m. Eastern Time, and any adjournments or postponements thereof. The undersigned hereby revoke(s) any proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side